Supplement to Prospectus

HC Strategic Shares

Dated November 1, 2020

HC Capital Trust

The date of this Supplement is March 15, 2021

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II (the “Portfolios”): In connection with a change of control in the parent company of Parametric Portfolio Associates, LLC (“Parametric”), whose Morgan Stanley transition closed on March 1, 2021, the following replaces the first paragraph of the Parametric Portfolio Associates, LLC (“Parametric”) section of the “Specialist Manager Guide” on page 215 of the Prospectus:

Parametric Portfolio Associates LLC (“Parametric”) serves as Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio. Following the March 1, 2021 acquisition of Parametric’s parent firm, Eaton Vance Corporation, by Morgan Stanley, Parametric is a part of the asset management division of Morgan Stanley, Morgan Stanley Investment Management, with approximately $1.4 trillion in assets under management. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management.

The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”): On March 12, 2021, amendments to the Portfolio Management Agreements between the Trust, on behalf of each of the Portfolios, and Echo Street Capital Management LLC (“Echo Street”) reflecting a revised fee structure for each respective Portfolio were approved by the shareholders of each respective Portfolio. The following material supplements the Prospectus to include the revised Echo Street fee structure and updated fee table and expense example information with respect to The Institutional U.S. Equity Portfolio.

1. The following replaces The Institutional U.S. Equity Portfolio’s “Annual Operating Expenses” table and accompanying “Example” table under the “Example” paragraph in the “Fees and Expenses” section on page 16 of the Prospectus:

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (based on asset allocations among Specialist Managers, see “Advisory Services – Specialist Managers”)	0.20%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.29%

1 Year	$30
3 Years	$93
5 Years	$163
10 Years	$368

2. The following replaces the paragraphs for The Institutional U.S. Equity Portfolio in the “Specialist Managers” section on page 188 of the Prospectus (there were no changes in allocation amounts with respect to The Value Equity Portfolio or The Growth Equity Portfolio):

The Institutional U.S. Equity Portfolio – The Portfolio is managed by seven Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at December 31, 2020 of: 11% , Echo Street; 0%, Frontier; 7%, Jennison; 55%, Mellon’s Index Strategies; 12%, Mellon’s Factor Strategies; 0%, Mellon’s U.S. Multi-Factor Strategy; 0%, PIMCO’s RAFI U.S. Multi-Factor Strategy; 0%, PIMCO’s Enhanced Index Strategy; 11%, Parametric’s Liquidity Strategy; 0%, Parametric’s Options Overlay Strategy; 1%, Parametric’s Targeted Strategy; 2%, Wellington Management; and 1%, HC Capital Solutions.

3. The following replaces the second full paragraph of the Echo Street section in the “Specialist Manager Guide” on page 206 of the Prospectus:

Echo Street will be entitled to a fee at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. “Combined Assets” is the aggregate of all assets allocated to Echo Street in each of the three Portfolios.

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”): The prospectus is supplemented to reflect revised and restated disclosures regarding the Portfolio’s Principal Investment Strategies and additional risk disclosures regarding high yield bonds as shown below:

1. “Principal Investment Strategies”- on page 133, the first paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “Municipal Securities.” At least 50% of the Portfolio will be invested in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. At times, up to 50% of the Portfolio may be invested in securities that are rated lower than these top four rating categories (“junk bonds”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

2. Under “Principal Investment risks”- “Fixed Income Risks” on page 134, the following is added:

High Yield Bond Risk – High yield bonds, commonly referred to as “junk bonds,” are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

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3. Under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond II Portfolio”, the first paragraph on page 171 is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “Municipal Securities.” At least 50% of the Portfolio will be invested in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. At times, up to 50% of the Portfolio may be invested in securities that are rated lower than these top four rating categories (“junk bonds”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement dated March 1, 2021): The Portfolio was liquidated effective March 1, 2021. All disclosures regarding, and/or references to, the Portfolio are hereby removed.

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The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio (the “Portfolios”) (From the Supplement dated February 5, 2021): On February 5, 2021, Portfolio Management Agreements between the Trust, on behalf of the Portfolios, with Parametric Portfolio Associates, LLC (“Parametric”), engaging Parametric to manage an Options Overlay Strategy for each respective Portfolio, were approved by the shareholders of respective Portfolios. In addition, on February 5, 2021, Portfolio Management Agreements between the Trust, on behalf of The International Equity Portfolio and The Institutional International Equity Portfolio, and WCM Investment Management, LLC (“WCM”) were approved by the shareholders of those respective Portfolios. Accordingly, effective February 5, 2021, the Prospectus is supplemented as follows:

1. The following is added to the disclosure with respect to Parametric under the heading “Portfolio Managers” for each of The Value Equity Portfolio (p.8), The Growth Equity Portfolio (p.15), The Institutional U.S. Equity Portfolio (p.23), The Emerging Markets Portfolio (p. 78) and The Corporate Opportunities Portfolio (p. 93):

Parametric (Options Overlay Strategy): Justin Henne, Clint Talmo and Jason Nelson have co-managed the portion of the Portfolio allocated to Parametric’s Options Overlay Strategy since February, 2021.

2. Parametric and “WCM Investment Management, LLC (“WCM”)” are added to the “Investment Subadvisers” sections of the Prospectus, and the following is added under the subsection “Portfolio Managers”, for each of The International Equity Portfolio (p.64) and The Institutional International Equity Portfolio (71):

Parametric (Options Overlay Strategy): Justin Henne, Clint Talmo and Jason Nelson have co-managed the portion of the Portfolio allocated to Parametric’s Options Overlay Strategy since February, 2021.

WCM: Sanjay Ayer and Greg Ise are have co-managed the portion of the Portfolio allocated to WCM since February, 2021.

3. The following is added under the subsection “Portfolio Managers” for each of The Core Fixed Income Portfolio (p. 85), The U.S. Government Fixed Income Securities Portfolio (p. 100), The Inflation Protected Securities Portfolio (p. 108), The U.S. Corporate Fixed Income Securities Portfolio (p. 115), The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio (p. 122), The Intermediate Term Municipal Bond Portfolio (p. 132) and The Intermediate Municipal Bond II Portfolio (p. 137):

Parametric: Justin Henne, Clint Talmo and Jason Nelson have co-managed the portion of the Portfolio allocated to Parametric’s Options Overlay Strategy since February, 2021.

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4. The following replaces the first paragraph in the subsection “Specialist Managers” under the section under “More Information About Fund Investments and Risks” with respect to the Portfolios:

Page 155-The International Equity Portfolio:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. CLIM, Parametric and WCM are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using “passive” or “index” investment approaches designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Mellon and Parametric (Tax-Managed Custom Core Strategy) are currently responsible for implementing the passive component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus. Specialist Managers.

Page 157-The Institutional International Equity Portfolio:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. CLIM, Parametric, PIMCO and WCM are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using “passive” or “index” investment approaches designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Mellon is currently responsible for implementing the passive component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 162-The Core Fixed Income Portfolio:

Specialist Managers. Agincourt, Mellon, Parametric and PIMCO currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

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Page 166-The U.S. Government Fixed Income Securities Portfolio and page 167-The Inflation Protected Securities Portfolio:

Specialist Managers. Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each Specialist Manager is described below; further information about each Specialist Manager, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 167-The U.S. Corporate Fixed Income Securities Portfolio:

Specialist Managers. Agincourt, Mellon, Parametric and PIMCO currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 169-The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio:

Specialist Managers. Mellon, Parametric and PIMCO currently provide portfolio management services to this Portfolio. The investment selection process for the Specialist Managers is described below; further information about the Specialist Managers, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 170-The Intermediate Term Municipal Bond Portfolio:

Specialist Managers. Breckinridge, CLIM, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 171-The Intermediate Term Municipal Bond II Portfolio:

Specialist Managers. Breckinridge, CLIM and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

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5. The following information regarding the Investment Selection Process is added to the “Specialist Managers” section under “More Information About Fund Investments and Risks” with respect to the Portfolios:

Page 140-The Value Equity Portfolio, page 142-The Growth Equity Portfolio and page 160-The Emerging Markets Portfolio:

The Parametric Investment Selection Process:

Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy”, a “Targeted Strategy” and a “Tax-Managed Custom Core Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses a “passive” investment approach designed to obtain exposure to the international equity market segment represented by the Portfolio’s benchmark index or, from time to time, one or more identifiable subsets or other portions of that index (“Parametric Performance Benchmark”) while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio’s holdings are tailored to meet its investment objectives.

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Page 140- The Institutional U.S. Equity Portfolio and page 160- The Corporate Opportunities Portfolio:

The Parametric Investment Selection Process:

Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy” and a “Targeted Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

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Page 156-The International Equity Portfolio:

The Parametric Investment Selection Process:

Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy”, a “Targeted Strategy” and a “Tax-Managed Custom Core Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses a “passive” investment approach designed to obtain exposure to the international equity market segment represented by the Portfolio’s benchmark index or, from time to time, one or more identifiable subsets or other portions of that index (“Parametric Performance Benchmark”) while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio’s holdings are tailored to meet its investment objectives.

The WCM Investment Selection Process:

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. The advisor’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

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Page 58- The Institutional International Equity Portfolio:

The Parametric Management Investment Selection Process:

Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy” and a “Targeted Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The WCM Investment Selection Process:

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. The advisor’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Page 162-The Core Fixed Income Portfolio, page 166- The U.S. Government Fixed Income Securities Portfolio, page 167- The Inflation Protected Securities Portfolio, page 168-The U.S. Corporate Fixed Income Securities Portfolio, page 169- The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, page 170-The Intermediate Term Municipal Bond Portfolio and page 171-The Intermediate Municipal Bond II Portfolio:

The Parametric Investment Selection Process:

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

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6. With respect to each Portfolio, the following:

(i) replaces the first paragraph of Parametric Portfolio Associates LLC (“Parametric”) section of the “Specialist Manager Guide” on page 215 of the Prospectus:

Parametric Portfolio Associates LLC (“Parametric”) serves as Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). The business address of Eaton Vance is Two International Place, Boston, MA 02110. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management

(ii) is added as a paragraph of the Parametric section in the “Specialist Manager Guide” on page 215 of the Prospectus:

Under the terms of the separate Parametric agreements for its Options Overlay Strategy, each of the Value Equity, Growth Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

And (iii) is added as the next to last paragraph of the Parametric section in the “Specialist Manager Guide” on page 216 of the Prospectus:

Mr. Justin Henne, Mr. Clint Talmo and Mr. Jason Nelson are primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Liquidity Strategy. As Managing Director – Investment Strategy, Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Talmo, CFA, Director – Investment Strategy, leads a team responsible for designing, trading, and managing customized overlay portfolios utilizing a wide spectrum of asset classes across global markets. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset Management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, Portfolio Manager is responsible for designing, trading, and managing overlay portfolios with an emphasis on ETFs and OTC instruments. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management and Bell State Bank & Trust from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

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7. With respect to The International Equity Portfolio and The Institutional International Equity Portfolio, the following is added as a new section entitled the “WCM Investment Management, LLC (“WCM”)” section of the “Specialist Manager Guide” on page 218 of the Prospectus:

WCM Investment Management, LLC (“WCM”) serves as Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. WCM is headquartered at 281 Brooks St, Laguna Beach, CA 92651. WCM is a registered investment adviser and had, as of September 30, 2020, approximately $66.739 billion, of which approximately $27.681 million represented assets of mutual funds.

For its services with respect to the portion of The International Equity and Institutional International Equity Portfolios allocated to WCM from time to time, each of the International Equity and Institutional International Equity Portfolios will pay WCM a fee to be calculated at an annual rate of 0.85% of the first $100 million of Combined Assets and 0.75% of Combined Assets in excess of $100 million. The term “Combined Assets” means the aggregate sum of the net assets of that portion of each of the Portfolios allocated to WCM from time-to-time.

Sanjay Ayer and Greg Ise are is expected to be primarily responsible for the day-to-day management of that portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to WCM. Sanjay Ayer joined WCM in 2007; his primary responsibilities are portfolio management and equity research for the firm’s global, fundamental growth strategies. Since he began his investment career in 2002, Sanjay’s experience includes a position as Equity Analyst at Morningstar, Inc. in Chicago, where he covered the gaming, cruise, and online travel industries, and an earlier position at J. & W. Seligman & Co. in New York as a performance analyst. Sanjay graduated Phi Beta Kappa from Johns Hopkins University (Maryland) with a B.A. in Economics and B.S. in Applied Mathematics. Greg Ise joined WCM in 2014; his primary responsibilities are portfolio management and equity research for the firm’s global, fundamental growth strategies. Since he began his investment career in 2001, Greg’s experience includes positions as Senior International Research Analyst at Rainier Investment Management in Seattle, where he helped launch the firm’s international small-cap product, and as Vice President and Analyst at Allianz Global Investors in San Diego, where he was responsible for covering global consumer stocks. Earlier, he held positions as Research Analyst at Osmium Partners, a San Francisco-based hedge fund, and as Investment Banking Analyst at UBS in New York. He earned a B.S. in Business Administration from the University of Kansas, where he graduated with honors, and an M.B.A. from the University of California, Berkeley.

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The Corporate Opportunities Portfolio (the “Portfolio”) (From the Supplement dated February 5, 2021):

Effective February 5, 2021, the Prospectus is supplemented to reflect a change in principal strategies of the Portfolio with respect to the maturity of the securities purchased for the Portfolio as follows:

1. The first full paragraph under the “Principal Investment Strategies” section on page 87 is revised and restated:

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities and may be of any maturity. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

2. The second full paragraph in the “The Corporate Opportunities Portfolio” section under the heading “More Information About Fund Investments and Risks” on page 163 is revised and restated:

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities and may be of any maturity. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement dated February 5, 2021): The liquidation of the Portfolio, as approved by the Board of Trustees, the liquidation of the Portfolio, is to be completed by March 1, 2021.

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The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolios”) (From the Supplement dated February 5, 2021): On October 1, 2020, the new Portfolio Management Agreement for each Portfolio with Agincourt Capital Management, LLC (“Agincourt”), as approved by Trust’s Board of Trustees, became effective upon the occurrence of a change in control of Agincourt. Accordingly, the first paragraph under the Agincourt Capital Management, LLC (“Agincourt”) section in the Specialist Guide on page 204 of the Prospectus is revised and restated as follows:

Agincourt Capital Management, LLC (“Agincourt”) serves as the Specialist Manager of The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Agincourt is an SEC registered investment adviser founded in 1999 by eight investment partners, all formerly investment professionals with Sovran Capital Management. On October 1, 2020, Agincourt entered into a partnership agreement with Guardian Capital Group of Toronto (“Guardian”) resulting in Guardian’s 70% equity investment in Agincourt and the remaining ownership being held by nine existing shareholders of Agincourt. Agincourt is headquartered at 200 South 10th Street, Suite 800, Richmond, VA 23219. Guardian is a diversified financial services firm founded in 1962 and located at Commerce Court West 199 Bay Street - Suite 3100, Toronto, Ontario M5L 1E8, Canada. As of June 30, 2020, Agincourt managed assets of $6.9 billion, in fixed income portfolios for a wide range of institutional clients.

The Institutional U.S. Equity Portfolio (the “Portfolio”) (From the supplement dated January 20, 2021):

Effective January 20, 2021, Pacific Investment Management Company LLC (“PIMCO”) no longer serves as a Specialist Manager for the RAFI Dynamic Multi-Factor U.S. Equity Strategy of the Portfolio pursuant to notice of termination by the Trust (the “Termination”), on behalf of the Board of Trustees, dated January 20, 2021. In addition, in accordance with terms of the sub-advisory agreement between PIMCO and Parametric Portfolio Associates LLC (“Parametric”), such agreement has been terminated as a result of the Termination. Accordingly, effective January 20, 2020, the Prospectus is supplemented as shown below with references to the RAFI Dynamic Multi-Factor U.S. Equity Strategy deleted entirely.

1. The “Parametric (RAFI US Multi-Factor Strategy)” section is deleted in its entirety under “Investment Subadvisers” “Portfolio Managers” on page 23.

2. The “PIMCO/Parametric Investment Selection Process” section is deleted in its entirety under “More Information About Fund Investments and Risks” “The Institutional U.S. Equity Portfolio; Specialist Managers” on page 146.

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3. The second paragraph under the “Pacific Investment Management Company LLC (“PIMCO”)” section under “Specialist Manager Guide” on page 213 is revised as follows:

For its services to The Institutional U.S. Equity Portfolio related to the enhanced index strategy, PIMCO receives an annual fee of 0.25% of that portion of the Portfolio’s assets allocated to PIMCO from time to time. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets to PIMCO’s enhanced index strategy of The Institutional U.S. Equity Portfolio. For its services to The Commodity Returns Strategy Portfolio, PIMCO receives an annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. For its services to The Institutional International Equity Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39% on all assets. For its services to The Core Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25% on all assets. For its services to The Corporate Opportunities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45% on all assets. For its services to each of The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.60%. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets of The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

3. The first and last paragraphs under the “Parametric Portfolio Associates LLC (“Parametric”)” section under “Specialist Manager Guide” on page 215 are revised respectively as follows:

Parametric Portfolio Associates LLC (“Parametric”) serves as Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). The business address of Eaton Vance is Two International Place, Boston, MA 02110. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management.

Mr. Thomas Seto is primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Tax-Managed Custom Core Strategy. Mr. Seto, Head of Investment Management, leads a team of investment professionals responsible for managing and trading portfolios related to Parametric’s equity strategies and is a member of the Enterprise Management Committee. Mr. Seto joined Parametric in 1998. He earned an MBA in Finance from the University of Chicago’s Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

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The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II (the “Portfolios”) (From the supplement dated January 20, 2021): On January 20, 2021, the Trust’s Board of Trustees, on behalf of the Portfolios, approved new Portfolio Management Agreements for each Portfolio with Parametric Portfolio Associates, LLC (“Parametric”), to take effect upon the occurrence of the anticipated change in control of Parametric later in 2021. No changes in Parametric’s investment management team are expected and no changes in the fees payable to Parametric will occur as a result of the change of control of Parametric.

The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”) (From the supplement dated January 20, 2021): At a meeting held on January 20, 2021, the Board of Trustees for HC Capital Trust approved amendments to the existing Portfolio Management Agreements (the “Proposed Amendments”) between Echo Street Capital Management LLC and the Trust with respect to the Portfolios, reflecting a revised fee structure and recommended approval of the Proposed Amendments by shareholders of the respective Portfolio. A joint meeting of the shareholders of the Portfolios is scheduled to be held on March 12, 2021 for the purpose of approving the Proposed Amendments.

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The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Portfolios”) (From the supplement dated January 20, 2021): The prospectus is supplemented to reflect the corrected disclosures regarding options and futures strategies for each Portfolio filed on December 15, 2020 as shown below:

1.	The Intermediate Term Municipal Bond Portfolio

Page 170- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is typically exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “ Municipal Securities.” The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-10 Year Blend Total Return, currently 2 to 12 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

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2.	The Intermediate Term Municipal Bond II Portfolio

Page 171- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond II Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay “exempt-interest dividends” (“Municipal Securities”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 6.66 years as of June 30, 2020. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies (“A” or higher by Moodys, or Standard & Poor’s), or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category and up to 10% of its assets in high yield securities (“junk bonds”). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

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The Corporate Opportunities Portfolio, The Core Fixed Income Portfolio and The Institutional International Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board approved, on behalf of the Portfolios, amendments to the Portfolio Agreements between the Trust and Pacific Investment Management Company LLC (“PIMCO”), that reflected a revised, lower fee structure. Accordingly, effective December 15, 2020, the Prospectus is supplemented to reflect the following replacement of the second full paragraph in the “Pacific Investment Management Company LLC (“PIMCO”),” section under the “Specialist Manager Guide” on page 209:

For its services to The Institutional U.S. Equity Portfolio related to the enhanced index strategy, PIMCO receives an annual fee of 0.25% of that portion of the Portfolio’s assets allocated to PIMCO from time to time. For its services to The Institutional U.S. Equity Portfolio with respect to the RAFI US Multi-Factor Strategy, PIMCO receives an annual fee from the Portfolio, at the annual rate of 0.175% of the first $600 million of the Portfolio’s assets allocated to the RAFI US Multi-Factor Strategy (“RAFI US Multi-Factor Strategy Assets”); 0.15% on the next $700 million of the RAFI US Multi-Factor Strategy Assets; and 0.125% on the RAFI US Multi-Factor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets to PIMCO’s enhanced index strategy of The Institutional U.S. Equity Portfolio. During the fiscal year ended June 30, 2020, PIMCO received fees of 0.175% during the period ended December 20, 2019, and 0.20% thereafter of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to the RAFI US Multi-Factor Strategy. See the “Parametric Portfolio Associates LLC” section of the “Specialist Manager Guide” of the Prospectus for information regarding the portfolio manager assigned to the RAFI US Multi-Factor Strategy. For its services to The Commodity Returns Strategy Portfolio, PIMCO receives an annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. For its services to The Institutional International Equity Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39%. For its services to The Core Fixed Income Securities Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25%. For its services to The Corporate Opportunities Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. For its services to each of The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.60%. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets of The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board approved, on behalf of the Portfolio, the Portfolio Management Agreement between the Trust and Breckinridge Capital Advisors, Inc. (“Breckinridge”) to engage Breckinridge as a new Specialist Manager to the Portfolio. Accordingly, effective December 15, 2020, the Prospectus is supplemented as follows:

1. The following replaces the disclosure under the heading “Investment Subadvisers” on page 132:

Breckinridge Capital Advisors, Inc. (“Breckinridge”), City of London Investment Management Company Limited (“CLIM”) and Mellon Investments Corporation (“Mellon”) are the Specialist Managers for the Portfolio.

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2. The following is added to the disclosure under the heading “Portfolio Managers” on page 132:

Breckinridge: Matthew Buscone, Ji Young Jung, Sara Chanda, Jeffrey Glenn, Eric Haase, Khurram Gillani and Allyson Gerrish have co-managed the Portfolio since December, 2020.

3. The following replaces the disclosure under the heading “Specialist Managers” on page 170:

Breckinridge, CLIM and Mellon currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

4. The following Investment Selection Process is added to the disclosure under the heading “Specialist Managers” on page 170:

The Breckinridge Investment Selection Process:

In selecting securities for investment by the Portfolio, Breckinridge generally uses a bottom-up approach that seeks to invest in securities having credit quality and structural characteristics consistent with the investment objectives of providing current income and capital preservation. Investment opportunities are first identified based on fundamental analysis of the municipal issuer’s credit quality followed by a quantitative analysis of a security’s structure (call features, coupon, sinking fund, etc.) and an assessment of its risk-adjusted return relative to other tax-exempt offerings and returns available in the taxable fixed-income markets. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, Breckinridge will review the security and determine whether to retain or dispose of that security.

5. The following replaces the first and second paragraphs in the “Breckinridge Capital Advisors, Inc. (“Breckinridge”)” section under the “Specialist Manager Guide” on page 204:

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as Specialist Manager for The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Breckinridge, which has managed municipal bond portfolios since 1993 and is a registered investment adviser, is headquartered at 125 High Street, Suite 431, Boston, MA 02110.

For its services to The Short-Term Municipal Bond, The Intermediate Term Municipal Bond and The Intermediate Term Municipal Bond II Portfolios, Breckinridge receives a fee of 0.125% of the average daily net assets of that portion of each Portfolio allocated to Breckinridge. During the fiscal year ended June 30, 2020, Breckinridge received a fee of 0.125% of the average daily net assets of that portion of each of The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio allocated to Breckinridge. Breckinrdige did not serve as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio during the fiscal year ended June 30, 2020. As of June 30, 2020, Breckinridge managed total assets of approximately $41.1 billion.

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The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The prospectus is supplemented to reflect the revised and restated disclosures and additional disclosures regarding options and futures strategies for each Portfolio and applicable section as shown below:

1.	The Intermediate Term Municipal Bond Portfolio

Page 128-“Principal Investment Strategies”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay “exempt-interest dividends” (“Municipal Securities”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index, currently 2 to 12 years. The Portfolio’s actual average maturity was 6.66 years as of June 30, 2020. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies (“A” or higher by Moodys, or Standard & Poor’s), or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category and up to 10% of its assets in high yield securities (“junk bonds”). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

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Page 170- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay “exempt-interest dividends” (“Municipal Securities”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 6.66 years as of June 30, 2020. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies (“A” or higher by Moodys, or Standard & Poor’s), or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category and up to 10% of its assets in high yield securities (“junk bonds”). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

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2.	The Intermediate Term Municipal Bond II Portfolio

Page 133-“Principal Investment Strategies”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “Municipal Securities.” The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

24

Page 171- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond II Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is typically exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “ Municipal Securities.” The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-10 Year Blend Total Return, currently 2 to 12 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

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3.	The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio

Under “Principal Investment Risks”-the subsection “Risks Associated with Investments in Derivatives” is added on page 130 (The Intermediate Term Municipal Bond Portfolio) and page 135 (The Intermediate Term Municipal Bond II Portfolio):

•

General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio’s losses and reducing the Portfolio’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.

•

Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.

•

Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio’s securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

26

•

Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option’s exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

•

Options Writing Strategy Risk – if the index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options.

•

Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

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Page 182- under “More Information About Fund Investments and Risks”-“About Derivative Strategies”, the first paragraph is deleted and replaced by:

About Derivative Strategies. A Specialist Manager may, but is not obligated to, use certain strategies (“Derivative Strategies”) on behalf of a Portfolio in order to hedge against investment risks, to seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. Each Portfolio, except with respect to The Short-Term Municipal Bond Portfolio, may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based U.S. stock market indexes and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. A Portfolio will sell only “covered” call and put options. Generally, a written call option is considered covered if the Portfolio maintains with its custodian assets determined to be liquid in an amount at least equal to the exercise price of the option (or, in the case of options on an index substitute, owns an equivalent number of shares of the index substitute as those subject to the call). Generally, a written put option similarly is considered covered if the Portfolio maintains with its custodian assets determined to be liquid in an amount at least equal to the exercise price of the option. The Portfolio may also cover its options positions to the extent otherwise permitted by federal securities laws.

The International Equity Portfolio and The Institutional International Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board of Trustees for HC Capital Trust approved Portfolio Management Agreements (the “Proposed Agreements”) engaging WCM Investment Management, LLC as an additional Specialist Manager for each Portfolio and recommended approval of the Proposed Agreements by shareholders of the respective Portfolio. A joint meeting of the shareholders of the Portfolios is scheduled to be held on February 5, 2021 for the purpose of approving the Proposed Agreements.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Equity Portfolios”), and The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio (the “Fixed Income Portfolios”) (collectively, the “Portfolios”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board approved, on behalf of the Equity Portfolios and the Fixed Income Portfolios, two new Portfolio Management Agreements (“Proposed Agreements”) with Parametric Portfolio Associates, LLC (“Parametric”), that engage Parametric to manage an Options Overlay Strategy, as (i) an additional Parametric strategy to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio; and (ii) as a new strategy for each of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio, with each such Portfolio retaining Parametric as a new Specialist Manager. The Board recommended approval of the Proposed Agreements, which include the compensation arrangements applicable to assets managed according to Parametric’s Options Overlay Strategy, by shareholders of the respective Portfolios at a joint meeting of the shareholders of the Portfolios scheduled to be held on February 5, 2021.

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The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The prospectus is supplemented to reflect the deletion of disclosures for a retiring portfolio manager (Michael A. Cavarretta, CFA) to the portfolio manager team for Frontier Capital Management Company, LLC (“Frontier”) with respect to the Portfolio as shown below.

1. The disclosure with respect to Frontier under the heading “Portfolio Managers” for The Value Equity Portfolio (page 8) and The Institutional U.S. Equity Portfolio (page 23) is hereby deleted and replaced with the following:

Frontier:    Andrew B. Bennett, CFA and Peter G. Kuechle have co-managed the portion of the Portfolio allocated to Frontier since February, 2020.

2. The disclosure with respect to Frontier under the heading “Portfolio Managers” for The Small Capitalization—Mid Capitalization Equity Portfolio (page 30) is hereby deleted and replaced with the following:

Frontier:    Andrew B. Bennett, CFA has co-managed the portion of the Portfolio allocated to Frontier since January 2014. Peter G. Kuechle has co-managed the portion of the Portfolio allocated to Frontier since April 2018.

3. The following replaces the second paragraph in the Frontier section under the “Specialist Manager Guide” on page 207:

Andrew B. Bennett, CFA and Peter G. Kuechle are responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Frontier. Mr. Bennett is a Chartered Financial Analyst and has been an investment professional at Frontier since 2003. He received a B.A. from Wheaton College. Mr. Kuechle has been an investment professional at Frontier since 2002. He received a B.A. from Dartmouth College and an MBA from Harvard Business School.

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The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The second paragraph with respect to the Portfolios under the section “Mellon Investments Corporation (“Mellon”)” of the Specialist Manager Guide on page 209 is revised and restated as follows:

For its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio (the “Portfolios”), Mellon receives a fee from each Portfolio, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, so long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, at the following annual rate of: 0.04% of assets committed to Mellon’s Index Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.065%); 0.065% of the assets committed to Mellon’s Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.075%); and, with respect to The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio, 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.10%). The term “Combined Mellon Assets” means the sum of: (a) the net assets of the Portfolios, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios. To the extent assets were allocated to a particular Mellon strategy, Mellon received, during the fiscal year ended June 30, 2020, the following fees as a percentage of the average daily net assets for each respective Portfolio’s strategy: The Growth Equity Portfolio’s Factor Strategy, 0.065%; The Institutional U.S. Equity Portfolio’s Index Strategy, 0.04%; and The Institutional U.S. Equity Portfolio’s Factor Strategy, 0.065%; (Mellon was not allocated assets of each of the other Portfolios with respect to its applicable strategy).

The Emerging Markets Portfolio (the “Portfolio”) (From the Supplement dated December 15, 2020): The second paragraph with respect to the Portfolio under the section “XY Investments (HK) Limited (“XY Investments”)” of the Specialist Manager Guide on page 219 is revised and restated as follows:

XY Investments is authorized and regulated by the Securities & Futures Commission of Hong Kong and is also registered as an investment adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As of June 30, 2020, XY Investments had approximately $330 million in assets under management. The firm is 50% owned by Shanghai XY Investments LLC, 49% owned by Dr. Tony Tang and 1% owned by Dr. Jeff Ng. For its services to The Emerging Markets Portfolio, XY Investments receives a fee calculated at the annual rate of 1.00% of the average daily net assets of that portion of the Portfolio allocated to XY Investments. During the fiscal year ended June 30, 2020, XY Investments was not allocated assets of The Emerging Markets Portfolio.

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The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The second paragraph with respect to the Portfolios under the section “Echo Street Capital Management LLC (“Echo Street”)” of the Specialist Manager Guide on page 206 is revised and restated as follows:

For its services with respect to the portion of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Echo Street from time to time, Echo Street receives from each Portfolio a fee based on the average daily net asset value of that portion of the respective Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million. “Combined Assets” means the sum of the net assets of that portion of each of the Institutional U.S. Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time. During the fiscal year ended June 30, 2020, Echo Street received a fee of 0.56% of the average daily net assets of the portion of The Institutional U.S. Equity Portfolio allocated to Echo Street.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement dated December 15, 2020): The Advisor has recommended, and the Board of Trustees has approved, the liquidation of the Portfolio, which liquidation is expected to be completed in late January/early February 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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STATEMENT OF ADDITIONAL INFORMATION

HC Strategic Shares

November 1, 2020

As Supplemented March 15, 2021

HC CAPITAL TRUST

FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, 5th FLOOR

WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to HC Capital Trust (“Trust”). The Trust is an open-end, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of two discretionary investment advisory agreements. It generally oversees the services provided to the Trust. HC Capital Solutions is a separate operating division of Hirtle Callaghan & Co., LLC (the “Adviser”). This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectus and should be read in conjunction with the Trust’s Prospectus dated November 1, 2020. A copy of the Prospectus is available by contacting the Trust at (800) 242-9596.

Ticker Symbol
The Value Equity Portfolio	HCVEX
The Growth Equity Portfolio	HCEGX
The Institutional U.S. Equity Portfolio (formerly, The Institutional Growth Equity Portfolio)	HCIGX
The Small Capitalization—Mid Capitalization Equity Portfolio	HCCEX
The Commodity Returns Strategy Portfolio (Liquidated March 1, 2021*)	HCCSX
The ESG Growth Portfolio	HCESX
The Catholic SRI Growth Portfolio	HCSRX
The International Equity Portfolio	HCIEX
The Institutional International Equity Portfolio	HCINX
The Emerging Markets Portfolio	HCEMX
The Core Fixed Income Portfolio	HCIIX
The Corporate Opportunities Portfolio (formerly, The Fixed Income Opportunity Portfolio)	HCHYX
The U.S. Government Fixed Income Securities Portfolio	HCUSX
The Inflation Protected Securities Portfolio	HCPBX
The U.S. Corporate Fixed Income Securities Portfolio	HCXSX
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HCASX
The Short-Term Municipal Bond Portfolio	HCSBX
The Intermediate Term Municipal Bond Portfolio	HCIMX
The Intermediate Term Municipal Bond II Portfolio	HCBSX

*The Portfolio was liquidated effective March 1, 2021. All disclosures regarding, and/or references to, the Portfolio are hereby removed.

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C. The Trust’s Annual Report to Shareholders dated June 30, 2020 accompanies this Statement of Additional Information and is incorporated herein by reference.

The date of this Statement of Additional Information is November 1, 2020 as supplemented March 15, 2021

TABLE OF CONTENTS

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading
Management of the Trust	3	Additional Information

Further Information About the Trust’s Investment Policies	33	More Information about Fund Investments and Risks

Investment Restrictions	78	More Information about Fund Investments and Risks

Additional Purchase and Redemption Information	81	Additional Information

Portfolio Transactions and Valuation	81	Additional Information

Additional Information about the Portfolio Managers	86	Specialist Manager Guide

Dividends, Distributions and Taxes	127	Additional Information

History of the Trust and Other Information	138	Additional Information

Proxy Voting	147	N/A

Independent Registered Public Accounting Firm and Financial Statements	171	Financial Highlights

Ratings Appendix	172	N/A

MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of five members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board member is referred to as an “Interested Trustee.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner retires, resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for overseeing the management of the business and affairs of the Trust and of each of the Trust’s nineteen separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and oversight of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	19

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	19

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is President and CEO of Alaric Compliance Services, LLC and has been since the company’s inception in 2004.	19

Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser since May 2018. Prior to January 2018, he served as Director & CCO at Cipperman Compliance Services (09/2014 – 05/2018) and Audit Manager at E*Trade Financial (01/2013 – 09/2014).	19

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Curtis Barnes Citi Fund Services 4400 Easton Commons, Suite 200, Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	19

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite: Since 6/18/19	Mr. Dyer is currently a Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) since 2010 and World Wide Technology (technology services) since 2019. Formerly, President and CEO of Cox (2014-2017)	19	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	19	None

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee Since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	19	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	19	Oncor Electric Delivery Company LLC

INTERESTED TRUSTEE. The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz ** Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	19	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

The Independent Trustees identified in the table above, with the exception of Mr. Dyer, have served together on the Trust’s Board for 20 years. Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Williams currently serves as the Board Chairman. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $236 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and is a director of a large electrical transmission and distribution company. Mr. Dyer brings to the Board more than 40 years’ experience in, including executive officer responsibilities as Chief Operating Officer, Chief Financial Officer and Chief Executive Officer of, one of the country’s largest communications, media and cable services providers, Cox Communications. Mr. Dyer currently serves on the Board of Cox. The Interested Trustee, Mr. Trzepacz, was Chief Operating Officer (“COO”) for the Americas for Aberdeen Asset Management prior to joining the Hirtle Callaghan organization, and has served as COO for companies affiliated with Hirtle Callaghan & Co., LLC since January, 2018.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board has established three committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, held no meetings during the fiscal year ended June 30, 2020. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.

The Governance Committee is to periodically review and, as appropriate, make recommendations to the Board regarding matters related to the governance of the Trust. The Governance Committee will, among other things, periodically review the size and composition of the Board, the independence of incumbent Independent Trustees, and the compensation of Board members, as well as oversee the annual Board self-assessment process, which includes a review of the backgrounds, professional experience, qualifications and skills of the Board members. Mr. Kling currently serves as the Governance Committee Chairman. The Governance Committee, whose members consist of all of the Independent Trustees, held four meetings during the fiscal year ended June 30, 2020.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held three meetings during the fiscal year ended June 30, 2020. Mr. Dyer currently serves as the Audit Committee Chairman.

Compliance and Risk Oversight Process. The Trustees’ oversight of the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to accounting matters. To assist the Trustees in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, as well as an annual assessment of the Trust’s overall compliance program, from the Trust’s Chief Compliance Officer or “CCO.” These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program, including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Trust is brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, both the Board and the Audit Committee meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees and the Audit Committee and its Chair are regular participants in the compliance and risk oversight process. Mr. Williams, an Independent Trustee, has served as Chairman of the Board since March 2017.

COMPENSATION ARRANGEMENTS. Former Independent Trustee Harvey G. Magarick resigned as Chairman of the Audit Committee effective December 10, 2019 and as Trustee effective March 10, 2020. Effective January 1, 2019, Mr. Trzepacz was elected by the Board to serve as an Interested Trustee who is not compensated by the Trust. Effective March 9, 2021 and retroactive for each Independent Trustee to January 1, 2021, the Independent Trustees, are each entitled to receive from the Trust (i) a $100,000 retainer per year, payable quarterly; (ii) $10,000 for each regular or special in-person Board meeting attended; (iii) $3,000 for each Committee meeting attended (except if multiple committee meetings are held at the time of a quarterly Board meeting, there would be only one $3,000 committee fee payment); and (iv) $2,500 for each regular or special telephonic meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with the Trustee’s attendance at such meetings. The Board Chairman and the Audit Committee Chairman each receives an additional $10,000 annual fee. The Governance Committee Chairman receives an additional $5,000 annual fee. From January 1, 2020 to December 31, 2020, the Independent Trustees, were each entitled to receive from the Trust (i) a $97,500 retainer per year, payable quarterly; (ii) $10,000 for each regular or special in-person Board meeting attended; (iii) $3,000 for each Committee meeting attended (except if multiple committee meetings are held at the time of a quarterly Board meeting, there would be only one $3,000 committee fee payment); and (iv) $2,500 for each regular or special telephonic meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with the Trustee’s attendance at such meetings. The Board Chairman and the Audit Committee Chairman each receives an additional $10,000 annual fee. The Governance Committee Chairman receives an additional $5,000 annual fee. Prior to March 10, 2020, the then Trustees (including former Trustee Magarick who resigned effective March 10, 2020) were each entitled to receive from the Trust (i) a $92,500 retainer per year, payable quarterly; (ii) $10,000 for each regular or special in-person Board meeting attended; (iii) $3,000 for each Committee meeting attended (except if multiple committee meetings are held at the time of a quarterly Board meeting, there would be only one $3,000 committee fee payment); and (iv) $2,500 for each regular or special telephonic meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with the Trustee’s attendance at such meetings. The Board Chairman and the Audit Committee Chairman each receives an additional $10,000 annual fee. The Governance Committee Chairman receives an additional $5,000 annual fee. The Board Chairman receives an additional $10,000 annual fee and the Governance Committee Chairman receives an additional $5,000 annual fee. The Trust’s officers receive no compensation directly from the Trust for performing the duties of their respective offices. Under a Compliance Services Agreement (“Compliance Agreement”) between the Trust and Alaric Compliance Services, LLC (“Alaric”), Alaric makes an Alaric employee available to serve as the Trust’s CCO. For the services provided under the Compliance Agreement, the Trust currently pays Alaric $164,000 per annum, plus certain out of pocket expenses. Alaric pays the salary and other compensation earned by any such individuals as employees of Alaric. The table below shows the aggregate compensation received from the Trust by each of the Trustees during the fiscal year ending June 30, 2020 (excluding reimbursed expenses) and reflects the above compensation arrangements prior to January 1, 2020.

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
John M. Dyer*	$155,000	none	none	$155,000
Jarrett Burt Kling	$155,000	none	none	$155,000
Harvey G. Magarick**	$117,625	none	none	$117,625
R. Richard Williams	$160,000	none	none	$160,000
Richard W. Wortham, III	$150,000	none	none	$150,000
Geoffrey A. Trzepacz***	N/A	N/A	N/A	N/A

*	Mr. Dyer became an Independent Trustee on June 18, 2019.
**	As noted above, Mr. Magarick served as an Independent Trustee until March 10, 2020.
***	As noted above, Mr. Trzepacz receives no compensation from the Trust as Interested Trustee.

TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2019 unless indicated otherwise. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of October 1, 2020, all of the officers and Trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of the Adviser and shareholders of the Trust. As noted above, because Mr. Magarick served as an Independent Trustee until March 10, 2020, his Portfolio share ownership is not included below.

	JOHN M. DYER	JARRETT BURT KLING	GEOFFREY A. TRZEPACZ	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III*
The Value Equity Portfolio	a	b	a	e	a
The Growth Equity Portfolio	a	a	a	e	a
The Institutional U.S. Equity Portfolio**	a	a	a	a	a
The Small Capitalization—Mid Capitalization Equity Portfolio	a	a	b	a	a
The Commodity Returns Strategy Portfolio	a	a	a	a	a
The ESG Growth Portfolio	a	a	a	a	a
The Catholic SRI Growth Portfolio	a	a	a	a	a
The International Equity Portfolio	a	a	a	e	a
The Institutional International Equity Portfolio	a	a	b	a	a
The Emerging Markets Portfolio	a	a	c	e	a
The Core Fixed Income Portfolio	a	a	a	a	a
The Corporate Opportunities Portfolio	a	a	a	a	a
The U.S. Government Fixed Income Securities Portfolio	a	a	a	a	a
The Inflation Protected Securities Portfolio	a	a	a	a	a
The U.S. Corporate Fixed Income Securities Portfolio	a	a	b	a	a
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	a	a	a	a	a
The Short-Term Municipal Bond Portfolio	a	a	a	e	a

	JOHN M. DYER	JARRETT BURT KLING	GEOFFREY A. TRZEPACZ	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III*
The Intermediate Term Municipal Bond Portfolio	a	a	a	a	a
The Intermediate Term Municipal Bond II Portfolio	a	a	a	a	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	a	b	b	e	a

NOTE:

a = None

b = $1—$10,000

c = $10,001—$50,000

d = $50,001—$100,000

e = Over $100,000

*

Mr. Wortham serves as a trustee for the Wortham Foundation which held shares as of December 31, 2019 of over $100,000 in The Emerging Markets Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

**

Includes holdings at December 31, 2019 of predecessor portfolios (The Institutional Value Equity Portfolio, The Institutional Small Capitalization – Mid Capitalization Equity Portfolio and The Real Estate Securities Portfolio).

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. In selecting Specialist Managers, the Adviser seeks to identify and retain Specialist Managers who have achieved and will continue to achieve strong competitive investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles; (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, each Portfolio, except the U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Mortgage/Asset Backed Fixed Income Securities and Short-Term Municipal Bond Portfolios, employs the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While strong competitive performance is regarded as the ultimate goal, short- term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, the Adviser may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.

The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act (“Rule 15a-4”), however, provides for an exception from the provisions of Section 15(a). Rule 15a-4 permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading “Management of the Trust: Investment Advisory Arrangements.” Additionally, the Trust has received an order from the SEC that exempts the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act under certain circumstances. This order permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The shareholders of each Portfolio have approved this structure. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any new Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure.

Allocation of Assets Among Specialist Managers. The Adviser is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. The Adviser and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement or termination of an additional Specialist Manager for a particular Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by the Adviser and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The HC Capital Agreements. The services provided to the Trust by the Adviser, described above and in the Prospectus, are governed under the terms of two written agreements with the Trust (“HC Capital Agreements”).

Each HC Capital Agreement provides for an initial term of two years. Thereafter, each HC Capital Agreement remains in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the HC Capital Agreements may be terminated at any time, without penalty, either by the Trust or by the Adviser, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HC Capital Agreements permit the Trust to use the logos and/or trademarks of the Adviser. In the event, however, that the HC Capital Agreements are terminated, the Adviser has the right to require the Trust to discontinue any references to such logos and/or trademarks and to change the name of the Trust as soon as is reasonably practicable. The HC Capital Agreements further provide that the Adviser will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HC Capital Agreements relate (including any action of any officer of the Adviser or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by the Adviser, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the Adviser.

The dates of the Board and shareholder approvals of the HC Capital Agreements with respect to each Portfolio are set forth as follows:

MOST RECENT CONTRACT APPROVAL
AGREEMENT RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 9, 2021
The Growth Equity Portfolio	December 27, 2006	March 9, 2021
The Institutional U.S. Equity Portfolio	August 8, 2008	March 9, 2021
The Small Capitalization—Mid Capitalization Equity Portfolio	December 27, 2006	March 9, 2021
The Commodity Returns Strategy Portfolio	June 2, 2010	March 9, 2021
The ESG Growth Portfolio	July 13, 2015	March 9, 2021
The Catholic SRI Growth Portfolio	January 4, 2016	March 9, 2021
The International Equity Portfolio	December 27, 2006	March 9, 2021
The Institutional International Equity Portfolio	November 20, 2009	March 9, 2021
The Emerging Markets Portfolio	December 10, 2009	March 9, 2021
The Core Fixed Income Portfolio	December 27, 2006	March 9, 2021
The Corporate Opportunities Portfolio	December 27, 2006	March 9, 2021
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010	March 9, 2021
The Inflation Protected Securities Portfolio	February 24, 2014	March 9, 2021
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010	March 9, 2021
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010	March 9, 2021
The Short-Term Municipal Bond Portfolio	December 27, 2006	March 9, 2021
The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 9, 2021
The Intermediate Term Municipal Bond II Portfolio	July 13, 2010	March 9, 2021

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to oversight by the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time, to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are listed on the following pages:

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Value Equity Portfolio	Mellon Investments Corporation (“Mellon ”)***	August 2, 2013	August 2, 2013	December 15, 2020
	Parametric Portfolio Associates LLC (“Parametric”)—Defensive Equity Strategy†	July 18, 2014	July 18, 2014	January 20, 2021
	Parametric—Liquidity Strategy†	March 19, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	Parametric—Tax-Managed Custom Core Strategy†	March 13, 2018	Not Applicable	January 20, 2021
	Echo Street Capital Management LLC (“Echo Street”)	February 11, 2020	March 12, 2021	January 20, 2021
	Frontier Capital Management Company, LLC (“Frontier”)	February 11, 2020	February 11, 2020	December 10, 2019

The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	April 30, 2012	June 16, 2020
	Mellon***	August 2, 2013	August 2, 2013	December 15, 2020
	Parametric—Defensive Equity Strategy†	July 18, 2014	July 18, 2014	January 20, 2021
	Parametric—Liquidity Strategy†	March 19, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	Parametric—Tax-Managed Custom Core Strategy†	March 13, 2018	Not Applicable	January 20, 2021
	Echo Street	February 11, 2020	March 12, 2021	January 20, 2021

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD

The Institutional U.S. Equity Portfolio	Jennison	Inception (August 8, 2008)	April 30, 2012	June 16, 2020
	Mellon***	August 2, 2013	August 2, 2013	December 15, 2020
	PIMCO	April 22, 2009	December 5, 2008	June 16, 2020
	Parametric—Defensive Equity Strategy†	July 18, 2014	July 18, 2014	January 20, 2021
	Parametric—Liquidity Strategy†	March 19, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	PIMCO-Parametric—RAFI US Multi-Factor Strategy††	December 20, 2018	Not Applicable	December 15, 2020
	Echo Street	February 11, 2020	March 12, 2021	January 20, 2021
	Frontier	February 11, 2020	February 11, 2020	December 15, 2020
	Wellington Management Company LLP (“Wellington Management”)	February 11, 2020	February 11, 2020	December 15, 2020

The Small Capitalization—Mid Capitalization Equity Portfolio
	Frontier	Inception (September 5, 1995)	Not Applicable	September 15, 2020
	Mellon***	August 2, 2013	August 2, 2013	December 15, 2020
	Parametric—Liquidity Strategy†	March 19, 2015	Not Applicable	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	Parametric—Tax-Managed Custom Core Strategy†	March 13, 2018	Not Applicable	January 20, 2021

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Commodity Returns Strategy Portfolio	Wellington Management	Inception (June 8, 2010)	June 2, 2010	December 10, 2019
	PIMCO	Inception (June 3, 2011)	June 3, 2011	June 16, 2020
	Mellon***	August 2, 2013	August 2, 2013	March 10, 2020
	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)	March 29, 2016	Not Applicable	June 16, 2020
	Parametric—Liquidity Strategy†	March 10, 2015	Not Applicable	June 16, 2020
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	June 16, 2020
	Parametric—Tax-Managed Custom Core Strategy†	March 13, 2018	Not Applicable	June 16, 2020

The ESG Growth Portfolio	Agincourt Capital Management, LLC (“Agincourt”)	July 13, 2015	Not Applicable	March 9, 2021
	Mellon***	July 13, 2015	Not Applicable	December 15, 2020
	Parametric—Liquidity Strategy†	July 13, 2015	Not Applicable	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	RBC Global Asset Management (UK) Limited (“RBC GAM”)	February 11, 2020	February 11, 2020	December 15, 2020

The Catholic SRI Growth Portfolio	Agincourt	January 4, 2016	Not Applicable	September 15, 2020
	Mellon***	January 4, 2016	Not Applicable	December 15, 2020
	Parametric—Liquidity Strategy†	January 4, 2016	Not Applicable	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021

The International Equity Portfolio	WCM Investment Management, LLC (“WCM”)	February 5, 2021	February 5, 2021	December 15, 2020
	Mellon***	August 2, 2013	August 2, 2013	June 16, 2020
	City of London Investment Management Company Limited (“CLIM”)	January 23, 2015	January 23, 2015	March 9, 2021
	Parametric—Liquidity Strategy†	March 10, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	Parametric—Tax-Managed Custom Core Strategy†	March 13, 2018	Not Applicable	January 20, 2021

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Institutional International Equity Portfolio	WCM	February 5, 2021	February 5, 2021	December 15, 2020
	PIMCO	August 7, 2020	August 7, 2020	December 15, 2020
	Mellon***	August 2, 2013	August 2, 2013	June 16, 2020
	CLIM	January 23, 2015	January 23, 2015	March 10, 2020
	Parametric—Liquidity Strategy†	March 10, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021

The Emerging Markets Portfolio	Mellon (Active)***	March 16, 2010	December 10, 2009	March 9, 2021
	Mellon (Passive)***	August 2, 2013	August 2, 2013	March 9, 2021
	CLIM	January 23, 2015	January 23, 2015	March 9, 2021
	Parametric—Liquidity Strategy†	March 10, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	Parametric – Tax-Managed Custom Core Strategy†	March 13, 2018	Not applicable	January 20, 2021
	RBC GAM	July 29, 2016	July 29, 2016	December 15, 2020
	XY Investments	April 30, 2020	April 30, 2020	March 10, 2020

The Core Fixed Income Portfolio	Mellon***	December 6, 2010	November 30, 2010	March 9, 2021
	Agincourt	March 10, 2015	Not Applicable	March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	PIMCO	August 7, 2020	August 7, 2020	January 20, 2021

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD

The Corporate Opportunities Portfolio	Mellon***	August 22, 2013	Not Applicable	March 9, 2021
	Fort Washington Investment Advisors, Inc. (“Fort Washington”)	May 24, 2012	April 30, 2012	March 9, 2021
	Western Asset Management Company, LLC (“WAMCO”)	July 28, 2014	August 29, 2014*	March 9, 2021
	CLIM	November 3, 2014	January 23, 2015**	March 9, 2021
	Parametric—Liquidity Strategy†	March 10, 2015	Not Applicable	January 20, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	Parametric—Targeted Strategy†	June 14, 2016	Not Applicable	January 20, 2021
	PIMCO	August 7, 2020	August 7, 2020	December 15, 2020

The U.S. Government Fixed Income Securities Portfolio	Mellon***	December 6, 2010	November 22, 2010	March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021

The Inflation Protected Securities Portfolio	Mellon	February 24, 2014	Not Applicable	March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Mellon***	March 10, 2015 August 22, 2013	Not Applicable Not Applicable	March 9, 2021 March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	PIMCO	August 7, 2020	August 7, 2020	June 16, 2020

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon***	January 8, 2013	Not Applicable	March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021
	PIMCO	August 7, 2020	August 7, 2020	June 16, 2020

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	March 1, 2006	February 28, 2006	March 9, 2021

The Intermediate Term Municipal Bond Portfolio	Mellon***	December 5, 2008	February 6, 2009	March 9, 2021
	Breckinridge****	December 15, 2020	December 15, 2020	March 9, 2021
	CLIM*****	June 12, 2018	July 27, 2018	March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD

The Intermediate Term Municipal Bond II Portfolio	Breckinridge	July 13, 2010	July 13, 2010	March 9, 2021
	CLIM*****	June 12, 2018	July 27, 2018	March 9, 2021
	Parametric—Options Overlay Strategy†	February 5, 2021	February 5, 2021	January 20, 2021

*

Prior to August 29, 2014 and in reliance on an order issued by the Securities and Exchange Commission, the Trust has entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On August 29, 2014, shareholders of the Portfolio approved a new Portfolio Management Agreement that provided for an increase in the Specialist Manager fee to 0.75% payable to WAMCO beginning August 29, 2014.

**

Prior to January 23, 2015 and in reliance on Rule 15a-4, the Trust had entered into an Interim Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On January 23, 2015, shareholders of the Portfolio approved a final Portfolio Management Agreement having identical terms as those of the Interim Portfolio Management agreement dated November 3, 2014.

***

Effective January 2, 2019, BNY Mellon Asset Management North America Corporation changed its name to Mellon Investments Corporation. Prior to February 1, 2018, BNY Mellon AMNA was formerly known as Mellon Capital Management Corporation (“Mellon Capital”) which reorganized to combine and include two other BNY Mellon-Affiliated Specialist Managers, Standish Mellon Asset Management Company, LLC (“Standish”) and The Boston Company Asset Management LLC (“TBCAM”) (the “BNY Mellon Reorganization”). Prior to the BNY Mellon Reorganization, (i) TBCAM served as a Specialist Manager for the portion of The Emerging Markets Portfolio allocated to TBCAM and (ii) Standish served as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. With respect to The Emerging Markets Portfolio, Mellon (Active) represents the actively managed strategy services formerly provided by TBCAM and Mellon (Passive) represents the passively managed strategy services formerly provided by Mellon Capital. Effective March 26, 2019, the Emerging Markets Portfolio’s Portfolio Management Agreement with Mellon (formerly TBCAM) with respect to actively managed strategy services was terminated.

****

In reliance on an order issued by the Securities and Exchange Commission, the Trust entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio.

*****

In reliance on an order issued by the Securities and Exchange Commission, the Trust entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On July 27, 2018, shareholders of the Portfolio approved an amendment to the Portfolio Management Agreement.

†	The Portfolio entered into the Portfolio Management Agreement with Parametric, as Specialist Manager on March 1, 2021 following a change of control of Parametric.
††

The Portfolio entered into the Portfolio Management Agreement with PIMCO, as Specialist Manager. The Sub-adviser Agreement between Specialist Manager PIMCO and sub-adviser Parametric addresses terms with respect to services to be rendered to the Portfolio. Both the Portfolio Management Agreement and Sub-adviser Agreement were terminated effective January 20, 2021.

INVESTMENT ADVISORY FEES: The following table sets forth the advisory fees received by the Adviser from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated (amounts in thousands).

	FISCAL YEAR ENDED June 30, 2020	FISCAL YEAR ENDED June 30, 2019	FISCAL YEAR ENDED June 30, 2018
The Value Equity Portfolio	$283	$290	$310
The Growth Equity Portfolio	$381	$396	$407
The Institutional U.S. Equity Portfolio	$817	$643	$567
The Small Capitalization—Mid Capitalization Equity Portfolio	$42	$50	$55
The Commodity Returns Strategy Portfolio	$48	$259	$427
The ESG Growth Portfolio	$73	$76	$80
The Catholic SRI Growth Portfolio	$26	$23	$15
The International Equity Portfolio	$395	$528	$653

	FISCAL YEAR ENDED June 30, 2020	FISCAL YEAR ENDED June 30, 2019	FISCAL YEAR ENDED June 30, 2018
The Institutional International Equity Portfolio	$817	$1,101	$1,305
The Emerging Markets Portfolio	$605	$791	$902
The Core Fixed Income Portfolio	$33	$33	$40
The Corporate Opportunities Portfolio	$256	$329	$342
The U.S. Government Fixed Income Securities Portfolio	$158	$134	$109
The Inflation Protected Securities Portfolio	$179	$191	$189
The U.S. Corporate Fixed Income Securities Portfolio	$163	$146	$134
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$114	$103	$96
The Short-Term Municipal Bond Portfolio	$56	$46	$15
The Intermediate Term Municipal Bond Portfolio	$195	$193	$197
The Intermediate Term Municipal Bond II Portfolio	$39	$39	$39

SPECIALIST MANAGER FEES. In addition to the fees paid by the Trust to the Adviser, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectus. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years (amounts in thousands):

PORTFOLIO	SPECIALIST MANAGER	2020			2019		2018
The Value Equity Portfolio
	AllianceBernstein(1)		$—		$—		$567
	Mellon(2)		*	*	*	*	$34
	Cadence(3)		$—		$84		$196
	Parametric(4)		$479		$400		$84
	Echo Street(5)		$—		$—		$—
	Frontier (6)		*	*	*	*	*	*

The Growth Equity Portfolio	Jennison(7)		$485		$532		$538
	Mellon(2)		$—		$59		$194
	Cadence(3)		*	*	*	*	*	*
	Parametric(4)		$500		$448		$104
	Echo Street(5)		$—		$—		$—

The Institutional U.S. Equity Portfolio	Jennison(7		$543		$755		$750
	PIMCO(8)		18	*	*		*	*
	Mellon(9)		$555		$549		$383
	Cadence(3)		*	*	*	*	*	*
	Parametric(4)		$68		$49		$26
	Echo Street(5)		$424		$—		$—
	Frontier(6)		$12		$—		$—
	Wellington Management(9)		$23		$—		$—

The Small Capitalization—Mid Capitalization Equity Portfolio	Frontier(6)		$153		$174		$173
	Mellon(2)		*	*	*	*	*	*
	RMB/ IronBridge(10)		$—		$—		$177
	Pzena(11)		$13		$78		$78
	Ariel(12)		$12		$61		$69
	Advisory Research/ Cupps(13)		$29		$136		$139
	Cadence(3)		*	*	*	*	*	*
	Parametric(4)		$45		$36		$20

The Commodity Returns Strategy Portfolio	Wellington Management (Commodity)(9)		$31		$109		$206
	Wellington Management (Global Natural Resources)(9)		$—		$518		$1,069
	PIMCO(8)		*	*	*	*	$106
	Mellon(2)		$82		$332		$526
	Cadence(3)		*	*	*	*	*	*
	Vaughan Nelson(14)	$	*	*	$9		$94
	Parametric(4)		$15		$71		$66

PORTFOLIO	SPECIALIST MANAGER	2020		2019		2018
The ESG Growth Portfolio	Agincourt(15)	*	*	*	*	*	*
	Cadence(3)	$—		$2		$123
	Mellon(2)	$172		$235		$65
	Parametric(4)	$16		$13		$7
	RBC GAM(16)	45	*	*		*	*
The Catholic SRI Growth Portfolio	Agincourt(15)	*	*	*	*	*	*
	Cadence(3)	$—		$1		$23
	Mellon(2)	$66		$71		$12
	Parametric(4)	*	*	*	*	*	*
The International Equity Portfolio
	Artisan Partners(17)	$1,041		$1,105		$1,110
	Causeway(18)	$528		$1,817		$2,082
	Mellon(2)	*	*	*	*	*	*
	Cadence(3)	$147		$448		$637
	CLIM(19)	*	*	*	*	*	*
	Parametric(4)	$269		$37		$36
	WCM(25)	$—		$—		$—
The Institutional International Equity Portfolio
	Artisan Partners(17)	$1,374		$1,390		$1,397
	Causeway(18)	$1,049		$2,095		$2,304
	Lazard(20)	$871		$972		$1,032
	Mellon2)	$30		*	*	$—
	Cadence(3)	$675		$1,096		$1,390
	CLIM(19)	$558		$561		$574
	Parametric(4)	$167		$53		$91
	WCM(25)	$—		$—		$—
	PIMCO(8)	$—		$—		$—
The Emerging Markets Portfolio
	Mellon (Active)(2)	$—		$2,244		$4,805
	Mellon(Passive)(2)	$1,112		$1,087		$727
	Cadence(3)	*	*	*	*	*	*
	CLIM(19)	*	*	*	*	*	*
	Parametric(4)	$69		$28		$48
	RBC GAM(16)	$1,864		$2,409		$2,477
	XY Investments (HK) Ltd (XY Investments)(21)	$—		$—		$—
The Core Fixed Income Portfolio
	Mellon (2)	$22		$23		$27
	Agincourt(15)	$22		$21		$25
	Parametric(4)	$—		$—		$—
	PIMCO(8)	$—		$—		$—

The Corporate Opportunities Portfolio	Fort Washington (22)	$307		$871		$901
	Mellon(2)	*	*	*	*	*	*
	WAMCO(23)	$459		$1,276		$1,189
	CLIM(19)	*	*	*	*	*	*
	PIMCO(8)	$—		$—		$—
	Parametric(4)	$195		$42		$56

PORTFOLIO	SPECIALIST MANAGER	2020		2019		2018

The U.S. Government Fixed Income Securities Portfolio	Mellon(2)	$186		$161		$128
	Parametric(4)	$—		$—		$—

The Inflation Protected Securities Portfolio	Mellon (2)	$137		$150		$146
	Parametric(4)	$—		$—		$—

The U.S. Corporate Fixed Income Securities Portfolio
	Mellon(2)	*	*	*	*	*	*
	Agincourt(15)	$246		$231		$194
	Parametric(4)	$—		$—		$—
	PIMCO(8)	$—		$—		$—
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon(2)	$127		$121		$110
	Parametric(4)	$—		$—		$—
	PIMCO(8)	$—		$—		$—

The Short-Term Municipal Bond Portfolio	Breckinridge(24)	$139		$115		$37

The Intermediate Term Municipal Bond Portfolio	Mellon(2)	$608		$587		$627
	CLIM(19)	$70		$146		*	*
	Breckinridge(24)	$—		$—		$—
	Parametric(4)	$—		$—		$—

The Intermediate Term Municipal Bond II Portfolio	Breckinridge(24)	$94		$95		$94
	CLIM(19)	*	*	*	*	*	*
	Parametric(4)	$—		$—		$—

**	The Specialist Manager was under contract but did not provide any portfolio management services to the Portfolio during the period.
(1)

The Portfolio Management Contract between AllianceBernstein L.P. (“AllianceBernstein”) and the Trust with respect to The Value Equity Portfolio was terminated effective May 15, 2018. Prior to May 15, 2018, for its services to The Value Equity Portfolio, AllianceBernstein was compensated at an annual rate of 0.37% of the first $150 million in total Combined Assets, 0.35% of the next $150 million of Combined Assets and 0.29% of the Combined Assets exceeding $300 million. For purposes of calculating fees, the term “Combined Assets” meant the sum of: (a) the net assets of The Value Equity Portfolio managed by AllianceBernstein and (b) other assets managed by AllianceBernstein, for certain other clients of the Adviser within the same strategy.

(2)

For its services to The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.06%. For its services to The Core Fixed Income Portfolio (US Corporate sleeve) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.15%. For its services to The Corporate Opportunities Portfolio, Mellon receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%.

Effective December 11, 2018, for its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio (the “Portfolios”), Mellon receives a fee from each Portfolio, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, so long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, at the following annual rate of: 0.04% of assets committed to Mellon’s Index Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.065%); 0.065% of the assets committed to Mellon’s Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.075%); and, with respect to The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio, 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.010%). The term “Combined Mellon Assets” means the sum of: (a) the net assets of the Portfolios, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios. Prior to December 11, 2018, Mellon received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. If such aggregate assets had fallen below $2 billion, the fee would have been calculated at an annual rate of 0.075%.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies. Effective June 16, 2020, for its services to The International Equity Portfolio and The Institutional International Equity Portfolio with respect to the Developed Index Strategy and the Developed Factor Strategy, Mellon receives a fee from each Portfolio calculated at the annual rate of 0.05% of the average daily net assets managed in accordance with the Developed Index Strategy and the annual rate of 0.075% of the average daily net assets managed in accordance with the Developed Factor Strategy, provided in each case Combined Assets (defined below) exceed $2 billion. If Combined Assets are $2 billion or less, then such annual rates shall be of 0.06% for assets allocated to the Developed Index Strategy and 0.085% for assets managed in accordance with the Developed Factor Strategy. “Combined Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and the Emerging Markets Portfolio of the Trust (collectively the “Trust Portfolios”) managed by the Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios .Prior to June 16, 2020, the Developed Index Strategy and Developed Factor Strategy assets were combined in the Developed Strategy account for which Mellon received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10%.(over $2 billion) and 0.11% ($2 billion or less.)

For its services to The Commodity Returns Strategy Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%.

For its services to The Emerging Markets Portfolio, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to The Inflation Protected Securities Portfolio, Mellon receives a fee from the Portfolio at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy.

For its services to each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, effective December 11, 2019, Mellon receives a fee of 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by it. Prior to December 11, 2019, Mellon received a fee of 0.16% of the average daily net assets of that portion of the assets of each Portfolio managed by it; however, this fee was being voluntarily waived to 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by Mellon. Prior to June 23, 2018, for its services to each of The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Mellon received, effective December 5, 2017 for The Catholic SRI Growth Portfolio, a fee calculated based on the average daily net assets of that portion of the assets of each Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth is applied to the average daily net assets of that portion of each Portfolio’s assets allocated to the designated asset class (“Designated Assets”): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first 36 months of The ESG Growth Portfolio’s operations following June 23, 2015 and for the first 36 months of The Catholic SRI Growth Portfolio’s operations following December 15, 2015 (each the “Effective Date”, respectively), and, after The ESG Growth Portfolio’s third anniversary and The Catholic SRI Growth Portfolio’s third anniversary of the Effective Date, (i) at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and (ii) at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Provided that, in each case of Domestic Large Cap Equity Securities and Developed Markets International Equity Securities, that an adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter. Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets. Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

Effective March 26, 2019, the Emerging Markets Portfolio’s Active Management Portfolio Management Agreement with Mellon was terminated. Prior to March 26, 2019, for its Active Management services to The Emerging Markets Portfolio, Mellon was compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets, 0.55% on the next $200 million in such assets, and 0.50% for such assets over $400 million.

For its services to The Intermediate Term Municipal Bond Portfolio, Mellon is compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Mellon and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Mellon’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Mellon in The Intermediate Term Municipal Bond Portfolio and certain other assets managed by Mellon for clients of Hirtle Callaghan and Co., LLC.

(3)

The Portfolio Management Contract between Cadence Capital Management LLC (“Cadence”) and the Trust with respect to each of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio was terminated effective August 3, 2020. Prior to August 3, 2020, for its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio, Cadence received a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. For aggregate assets falling below $2 billion, the fee was calculated at an annual rate of 0.075%.

The Portfolio Management Contract between Cadence and the Trust with respect to The International Equity Portfolio was terminated effective December 31, 2019 and with respect to The International Equity Portfolio was terminated effective June 16, 2020. Prior to termination, for its services to The Institutional International Equity Portfolio, Cadence received a fee from the Portfolio, and prior to December 31, 2019, Cadence received a fee from The International Equity Portfolio, each calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

The Portfolio Management Contract between Cadence and the Trust with respect to The Commodity Returns Strategy Portfolio was terminated effective August 3, 2020. Prior to August 3, 2020, for its services to The Commodity Returns Strategy Portfolio, Cadence received a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. For aggregate assets falling below $2 billion, the fee was calculated at an annual rate of 0.11%.

The Portfolio Management Contract between Cadence and the Trust with respect to The Emerging Markets Portfolio was terminated effective August 3, 2020. Prior to August 3, 2020, for its services to The Emerging Markets Portfolio, Cadence received a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. For aggregate assets falling below $2 billion, the fee was calculated at an annual rate of 0.15%.

Prior to its termination on August 27, 2018, Cadence received, for its services to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, a fee calculated based on the average daily net assets of that portion of the assets of each Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth is applied to the average daily net assets of that portion of each Portfolio’s assets allocated to the designated asset class (“Designated Assets”): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets; Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets; Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets; and Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

(4)

For its services related to its Liquidity Strategy for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also be entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. As of June 16, 2020, the Portfolio Management Contract between Parametric and the Trust with respect to the Defensive Strategy was terminated. Prior to termination, for its services related to its Defensive Equity Strategy for The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio, Parametric was entitled to receive a separate fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets committed to the Defensive Equity Strategy over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. Under the terms of separate portfolio management agreements, for its services related to its Targeted Strategy for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio, Parametric is also entitled to receive a separate fee at the annual rate of 0.05% of the Targeted Strategy Assets committed to the Targeted Strategy. Targeted Strategy Assets means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time for investment using the Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year per Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets.

Under the terms of separate portfolio management agreements, for its services related to its Tax-Managed Custom Core Strategy for The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio and The Emerging Markets Portfolio, Parametric receives a fee from each Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric’s Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. If, at the close of business on September 30, 2019, the Combined Assets under this Agreement are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion. Parametric did not manage assets in the Tax-Managed Custom Core Strategy for any of these Portfolios during the periods shown in the table. Prior to January 20, 2021, for its services, with respect to the RAFI US Multi-Factor Strategy, for The Institutional U.S. Equity Portfolio (the “Portfolio”), Parametric received a fee from PIMCO pursuant to a Sub-adviser agreement between Parametric and PIMCO which was terminated January 20, 2021.

Under the terms of the separate Parametric agreements for its Options Overlay Strategy, each of the Value Equity, Growth Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

(5)

For its services with respect to the portion of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Echo Street from time to time, Echo Street receives, effective March 12, 2021, from each Portfolio a fee at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. Prior to March 12, 2021, Echo Street received from each Portfolio a fee based on the average daily net asset value of that portion of the respective Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million. “Combined Assets” means the sum of the net assets of that portion of each of the Institutional U.S. Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time.

(6)

For its services to The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio, Frontier receives an annual fee for the asset class of 0.75% for all assets allocated to it in excess of $90 million of the Combined Assets (as defined below), and an annual fee of 0.45% on the first $90 million of such Combined Assets. The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Portfolio Manager provides day-to-day portfolio management services.

(7)

For its services to The Growth Equity and The Institutional U.S. Equity Portfolios, Jennison is compensated for it services to each Portfolio at an annual rate of 0.75% on the first $10 million of Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.50% on the next $30 million of such Combined Assets; 0.35% of the next $25 million of such Combined Assets; 0.25% on the next $335 million of such Combined Assets; 0.22% of the next $600 million of such Combined Assets; 0.20% on the next $4 billion of such Combined Assets; and 0.25% on the balance of such Combined Assets; subject to a maximum annual fee of 0.30% of the average daily net assets of the portion of the Portfolios allocated to Jennison.

(8)

For its services to The Institutional U.S. Equity Portfolio with respect to its Enhanced Index Strategy, PIMCO is compensated at an annual rate of 0.25% of the average net assets of the Portfolio assigned to PIMCO. With respect to The Commodity Returns Strategy Portfolio, PIMCO is compensated at an annual rate of 0.49% of that portion of the Portfolio allocated to PIMCO. The Portfolio Management Contract between PIMCO and the Trust with respect to the RAFI US Multi-Factor Strategy of The Institutional U.S. Equity Portfolio was terminated effective January 20, 2021. Prior to the termination date, for its services to The Institutional U.S. Equity Portfolio with respect to the RAFI US Multi-Factor Strategy, PIMCO received an annual fee from the Portfolio, at the annual rate of 0.175% of the first $600 million of the Combined RAFI US Multi-Factor Strategy Assets (as defined below); 0.15% on the next $700 million of Combined RAFI US Multi-Factor Strategy Assets; and 0.125% on Combined RAFI US Multi-Factor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%. The term “Combined RAFI US Multi-Factor Strategy Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to PIMCO’s RAFI US Multi-Factor Strategy from time-to-time. For its services to The Institutional International Equity Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39%. Prior to December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of The Institutional International Equity Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $150 million of such assets and 0.40% for all assets allocated to it in excess of $150 million. For its services to The Core Fixed Income Securities Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25%. Prior to December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of The Core Fixed Income Securities Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $25 million of such assets, 0.375% on the next $25 million and 0.25% for all assets allocated to it in excess of $50 million. For its services to The Corporate Opportunities Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. Prior to December 15, 2020, PIMCO received a fee based on the average daily net asset value of that portion of The Corporate Opportunities Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $100 million of such assets, 0.45% on the next $100 million and 0.40% for all assets allocated to it in excess of $200 million. For its services to each of The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.60%.

(9)

For its services to each of The Institutional U.S. Equity Portfolio, Wellington Management is compensated at an annual rate of 0.75% on the first $50 million of the average daily net Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.65% on Combined Assets over $50 million. With respect to The Commodity Returns Strategy Portfolio, for assets managed in its Global Natural Resources strategy (the “Account”), the Portfolio Management Contract between Wellington Management and the Trust was terminated effective December 31, 2019. Prior to December 31, 2019, Wellington Management received a fee, calculated daily and payable monthly in arrears at the annual rate, of 0.60% of the average daily net assets of the Account so long as at least $150 million in assets are present in the Account; and 0.85% of the average daily net assets of the Account if less than $150 million in assets are present in the Account. For the twelve month period ending November 1, 2018, Wellington Management’s fee for its Global Natural Resources strategy was being voluntarily waived to 0.25% of the average daily net assets of the account. For assets managed in its Commodity strategy, Wellington Management receives a fee at an annual rate of 0.75% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy.

(10)

The Portfolio Management Contract between RMB Capital Management L.L.C. (“RMB”) and the Trust with respect to The Small Capitalization—Mid Capitalization Equity Portfolio was terminated effective May 15, 2018. Prior to May 15, 2018, for its services to The Small Capitalization—Mid Capitalization Equity Portfolio, RMB, which succeeded IronBridge Capital Management L.P. (“IronBridge”) as Specialist Manager of the Portfolios on June 24, 2017, was compensated, at an annual rate of 0.70% of the average daily net assets of that portion of the respective Portfolios allocated to RMB. Prior to June 24, 2017, IronBridge was entitled to receive a fee of 0.70% and received the fees for such periods indicated above. Prior to September 23, 2015, IronBridge was entitled to receive a fee of 0.95% of the average daily net assets of that portion of the Portfolios allocated to IronBridge and received such fee as indicated above.

(11)

As of September 30, 2019, the Portfolio Management Contracts between Pzena Investment Management, LLC (“Pzena”) and the Trust were terminated. Prior to September 30, 2019, Pzena provided services to The Small Capitalization—Mid Capitalization Equity Portfolio and was compensated at an annual rate of 1.00% of the average net assets of each respective Portfolio assigned to Pzena.

(12)

As of September 30, 2019, the Portfolio Management Contracts between Ariel Investments, LLC (“Ariel”) and the Trust were terminated. Prior to September 30, 2019, Ariel provided services to The Small Capitalization—Mid Capitalization Equity Portfolio and was compensated by an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million. Combined Assets under these agreements was the aggregate of the assets of the Portfolios allocated to Ariel and certain other investment advisory accounts at the Adviser or its affiliates for which Ariel provides similar services.

(13)

As of September 30, 2019, the Portfolio Management Contracts between Advisory Research, Inc. (“Advisory Research”) and the Trust were terminated. Prior to September 30, 2019, Advisory Research, which succeeded Cupps Capital Management LLC (“Cupps”) as Specialist Manager of the Portfolios on September 30, 2016, provided services to The Small Capitalization—Mid Capitalization Equity Portfolio and was compensated by a fee based on the average daily net asset value of that portion of the Portfolio allocated to it, at an annual rate of 0.85%. Prior to September 30, 2016, Cupps was entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio allocated to it, at an annual rate of 0.85% and received the fees for such periods indicated above.

(14)

For its services with respect to the portion of The Commodity Returns Strategy Portfolio allocated to Vaughan Nelson from time to time (the “Account”), Vaughan Nelson shall receive a fee calculated at an annual rate and payable quarterly in arrears based on the Average Quarterly Net Assets of the Combined Assets (as defined below) of 0.35% of the first $25 million of the Combined Assets, 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which the Adviser serves as investment adviser and for which Vaughan Nelson provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account. “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter.

(15)

For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio, Agincourt is compensated at an annual rate of 0.08% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. For its services to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio, Agincourt is compensated at an annual rate of 0.12% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

(16)

For its services with respect to the portion of The Emerging Markets Portfolio allocated to RBC GAM from time to time (the “Account”), RBC GAM receives a fee calculated at an annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million. Combined Assets refers to the aggregate of all assets of the Portfolio managed by RBC GAM and any assets of other clients of the Adviser managed by RBC GAM using the same strategy. For its services with respect to the portion of The ESG Growth Portfolio allocated to RBC GAM from time to time, RBC GAM receives a fee calculated at an annual rate of 0.55% the first $50 million of the average daily net assets of The ESG Growth Portfolio; 0.50% of the next $50 million; and 0.45% of the average daily net assets in excess of $100 million.

(17)

As of June 16, 2020, the Portfolio Management Contracts between (“Artisan Partners”) and the Trust were terminated. Prior to termination, for its services to The International and Institutional International Equity Portfolios, Artisan Partners received a fee, calculated and payable monthly, in arrears, at an annual rate of 0.47% of the average daily net assets allocated to Artisan Partners so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar month following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated daily and paid monthly, in arrears, at an annual rate of 0.80% of the first $50 million of Combined Assets and 0.60% of Combined Assets in excess of $50 million. If the Combined Assets subsequently increase to more than $500 million due to contributions, and the net contributions over time are at least $500 million, beginning with the first calendar month following the date on which such increase occurred, the fee shall be at the annual rate of 0.47% of the average daily net assets allocated to Artisan Partners. For purposes of computing Artisan Partners’ fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the HC Capital Trust managed by Artisan Partners; and (b) the net assets of The Institutional International Equity Portfolio of the HC Capital Trust managed by Artisan Partners. Prior to January 1, 2017, the fees payable to Artisan Partners were calculated separately for each Portfolio.

(18)

As of June 16, 2020, the Portfolio Management Contract between Causeway Capital Management LLC (“Causeway”) and the Trust with respect to The Institutional International Equity Portfolio was terminated. The Portfolio Management Contract between Causeway and the Trust with respect to The International Equity Portfolio was terminated effective December 31, 2019. For its services to The International Equity and The Institutional International Equity Portfolios, prior to termination, Causeway was compensated for its services to each Portfolio, each at an annual rate of 0.45% of the average net assets of The International Equity and The Institutional International Equity Portfolios allocated to Causeway.

(19)	For its services to The Corporate Opportunities Portfolio, CLIM is compensated at an annual rate of 0.45% of the average net assets of the Portfolio assigned to CLIM.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CLIM receives a fee from each Portfolio at the annual rate, calculated daily and payable monthly, of 0.80% for the first $50 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.40% of those Combined Assets (as defined below) exceeding $50 million. For the purposes of computing CLIM’s fee for these Portfolios, the term “Combined Assets” shall mean the average daily net assets managed by CLIM in each of the International Equity and Institutional International Equity Portfolios and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Emerging Markets Portfolio, CLIM receives a fee from the Portfolio at the annual rate, calculated daily and payable monthly, of 1.00% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM, 0.80% of those Combined Assets (as defined below) over $100 million to $200 million, and 0.50% of those “Combined Assets” over $200 million. For the purposes of computing CLIM’s fee for this Portfolio, the term “Combined Assets” shall mean the sum of the average daily net assets managed by CLIM in The Emerging Markets Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Intermediate Term Municipal Bond Portfolio, CLIM is compensated at the annual rate, calculated daily and payable monthly, of 0.45%. Prior to July 27, 2018, CLIM received a fee of 0.25% for the first $100 million of the assets of that portion of the Portfolio allocated to CLIM and 0.15% of those assets exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For its services to The Intermediate Term Municipal Bond II Portfolio, CLIM is compensated at an annual rate, calculated daily and payable monthly, of 0.45%. Prior to July 27, 2018, CLIM received a fee of 0.125% of the average daily net assets of the Portfolio. CLIM became a Specialist Manager and began providing investment management services to The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio on June 13, 2018.

(20)

As of June 16, 2020, the Portfolio Management Contract between Lazard Asset Management LLC (“Lazard”) and the Trust was terminated. For its services to The Institutional International Equity Portfolio, Lazard received at the annual rate of 0.40% of the average daily net assets of the first $75 million and 0.35% on the excess over $75 million of that portion of the assets of the Portfolio that may, from time to time be allocated to Lazard.

(21)

For its services with respect to the portion of The Emerging Markets Portfolio allocated to XY Investments from time to time, XY Investments receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at the annual rate of 1.00%. The annual rate shall be reduced to 0.90% once the assets under management with respect to XY Investments’ (and its affiliates) Offshore Strategy exceeds $2 billion.

(22)

For its services to The Corporate Opportunities Portfolio, Fort Washington receives a fee at the annual rate of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Fort Washington if the average daily net assets exceeds $200 million. For the purposes of computing Fort Washington’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Fort Washington in The Corporate Opportunities Portfolio and certain other assets held in separate accounts and managed by Fort Washington for clients of Hirtle Callaghan and Co., LLC.

(23)	For its services to The Corporate Opportunities Portfolio, WAMCO receives a fee at the annual rate of 0.75% of the average daily net assets of that portion of the Portfolio allocated to WAMCO.
(24)

For its services to The Intermediate Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond II Portfolio and The Short Term Municipal Bond Portfolio, Breckinridge is compensated at an annual rate of 0.125% of the average net assets of each Portfolio. Breckinridge became a Specialist Manager and began providing investment management serves to The Intermediate Term Municipal Bond II Portfolio on July 13, 2010. Breckinridge became a Specialist Manager and began providing investment management serves to The Intermediate Term Municipal Bond Portfolio on December 15, 2020.

(25)

For its services to the portion of The International Equity and Institutional International Equity Portfolios allocated to WCM from time to time, each of the International Equity and Institutional International Equity Portfolios will pay WCM a fee to be calculated at an annual rate of 0.85% of the first $100 million of Combined Assets and 0.75% of Combined Assets in excess of $100 million. The term “Combined Assets” means the aggregate sum of the net assets of that portion of each of the Portfolios allocated to WCM from time-to-time.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 4400 Easton Commons, Suite 200, Columbus, OH 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. Citibank, N.A. and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).

Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; and (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto. As administrator, Citi maintains certain books and records of the Trust that are required by applicable federal regulations. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s accounting agent and Citi receives fees for such services. For its services, Citi receives a single all-inclusive fee which is computed daily and paid monthly in arrears, and is calculated at an annual rate of 0.0506% of the Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0276% of the Portfolios’ average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, fair value support services, regulatory reporting services and reimbursement of certain expenses.

For the fiscal years ended June 30, 2018, 2019 and 2020, Citi, as Administrator received administration fees in accordance with the agreement in effect at the time in the following amounts for each of the Portfolios (amounts in thousands):

	FISCAL YEAR ENDED June 30, 2020	FISCAL YEAR ENDED June 30, 2019	FISCAL YEAR ENDED June 30, 2018
The Value Equity Portfolio	$201	$192	$179
The Growth Equity Portfolio	$257	$251	$227
The Institutional U.S. Equity Portfolio	$574	$409	$313
The Small Capitalization—Mid Capitalization Equity Portfolio	$61	$52	$36
The Commodity Returns Strategy Portfolio	$61	$184	$298
The ESG Growth Portfolio	$94	$85	$69
The Catholic SRI Growth Portfolio	$62	$49	$30
The International Equity Portfolio	$299	$369	$393
The Institutional International Equity Portfolio	$583	$724	$764
The Emerging Markets Portfolio	$433	$525	$528
The Core Fixed Income Portfolio	$80	$109	$113
The Corporate Opportunities Portfolio	$185	$252	$233
The U.S. Government Fixed Income Securities Portfolio	$119	$111	$90
The Inflation Protected Securities Portfolio	$128	$128	$107

	FISCAL YEAR ENDED June 30, 2020	FISCAL YEAR ENDED June 30, 2019	FISCAL YEAR ENDED June 30, 2018
The U.S. Corporate Fixed Income Securities Portfolio	$128	$115	$92
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$140	$174	$141
The Short-Term Municipal Bond Portfolio	$55	$52	$20
The Intermediate Term Municipal Bond Portfolio	$146	$145	$137
The Intermediate Term Municipal Bond II Portfolio	$44	$47	$32

Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO to deliver to the Board. Citibank, N.A. (“Citibank”) serves as the securities lending agent to the Trust. As the securities lending agent, Citibank is responsible for the implementation and administration of the securities lending program pursuant to a Global Securities Lending Agency Agreement (“Securities Lending Agreement”). Citibank acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including Citibank and certain of its affiliates. Citibank determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Citibank ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Portfolio’s relevant account on the date such amounts are delivered by the borrower to Citibank. Citibank receives and holds, on the Portfolio’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Citibank marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Citibank returns the collateral to the borrower upon the return of the loaned securities to Citibank. Citibank invests cash collateral in accordance with the Securities Lending Agreement. Citibank maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Portfolios a monthly statement describing the loans made, and the income derived from the loans, during the period. Citibank performs compliance monitoring and testing of the securities lending program and provides quarterly reports to the Trust’s Board of Trustees. The Portfolios, except for The ESG Growth Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio, which did not engage in securities lending activities, earned income and paid fees and compensation to service providers related to their securities lending activities during the most recent fiscal year:

	Value	Growth	Inst’l U.S. Equity	Small-Mid Cap	Commodity	Catholic SRI
Gross income from securities lending activities
Fees and/or compensation for securities lending activities and related services:	$19,496	$54,649	$6,004	$95,675	$10,821	$5,746
Fees paid to securities lending agent from revenue split	$3,906	$10,936	$1,358	$19,346	$2,161	$1,183
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0	$0
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrow)	$0	$0	$0	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$3,906	$10,936	$1,358	$19,346	$2,161	$1,183
Net income from securities lending activities	$15,590	$43,713	$4,646	$76,329	$8,660	$4,563

	Inter- national	Inst’l Inter- national	Emerging Markets	Core Fixed Income	Corporate Opportu- nities	U.S Corporate
Gross income from securities lending activities
Fees and/or compensation for securities lending activities	$83,498	$235,796	$251,401	$4	$93,992	$47
Fees paid to securities lending agent from revenue split	$16,576	$47,719	$49,953	$1	$18,445	$9
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0	$0
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrow)	$0	$0	$0	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees and/or compensation for securities lending activities	$16,576	$47,719	$49,953	$1	$18,445	$9
Net income from securities lending activities	$66,922	$188,077	$201,448	$3	$75,547	$38

FIS Investor Services LLC (“FIS”), formerly, SunGard Investor Services LLC, serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. FIS will receive, for performing the services listed under its agreement, a fee, which is paid monthly, calculated at an annual rate of: 0.0034% of the Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0019% of the Portfolios’ average daily net assets in excess of $12 billion. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, OH 43219.

Ultimus Fund Distributors (formerly, Unified Financial Securities, LLC) (“UFD”) a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. (“Ultimus”), serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on December 11, 2018 that became effective February 1, 2019 in connection with the consummation of the purchase of a majority ownership interest of Ultimus by a private equity firm, GTCR, LLC. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by UFD are limited. UFD will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246. None of UFD’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services LLC (“Alaric”), 800 Third Ave., 11th Floor, New York, NY, 10022 provides CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement. Alaric makes an Alaric employee available to serve as the CCO for the Trust. The CCO develops the reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers.

State Street Bank and Trust Company (“State Street”) is the Trust’s custodian. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. The custodian is compensated at the rate of 0.01% of the first $2 billion, 0.0075% of the next $3 billion, and 0.005% of the assets in excess of $5 billion of the Trust’s domestic assets, 0.0225% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, 1 Lincoln Street, Boston, MA 02111. State Street also serves as custodian to The Commodity Returns Strategy Portfolio’s subsidiaries (as previously defined as “Subsidiaries”).

Index Provider Licensing Agreement and Disclaimer. Each of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio may use index strategies managed in accordance with certain indices (“RAFI Indices”) compiled and published by Research Affiliates, and licensed to its affiliate RAFI Indices, LLC. RAFI® is a trademark owned by Research Affiliates, LLC and is used by RAFI Indices, LLC (“RAFI”) under license. The RAFI Indices are used by the Adviser with permission under the licensing agreement entered into with the Trust.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Licensed Portfolios”) are each not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the “RAFI Parties”) nor do any of the RAFI Parties offer any express or implicit guarantee, warranty or assurance either with regard to the results of using any of the RAFI Indices (the “Index”) or the Index Price at any time or in any other respect. The Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of the Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the Licensed Portfolios constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in Licensed Portfolios. The trade names Fundamental Index™ and RAFI™ are registered trademarks of Research Affiliates, LLC in the US and other countries.

FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES

As stated in the Prospectus, the Trust currently offers nineteen portfolios, each of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios—The Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, Commodity Returns Strategy, ESG Growth; Catholic SRI Growth; International Equity and Emerging Markets Portfolios; The Institutional Equity Portfolios—The Institutional U.S. Equity and Institutional International Equity Portfolios; and The Income Portfolios—The Core Fixed Income, Corporate Opportunities, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Short-Term Municipal Bond, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios.

The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments in which the Portfolios are entitled to invest. The table below summarizes these investments. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectus and in this Statement of Additional Information.

Further, as indicated in the Prospectus, that portion of the assets of the Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, International Equity, Institutional U.S. Equity, Institutional International Equity, Emerging Markets and Commodity Related Securities Portfolios (“Index Accounts”) that have been or may be allocated to Cadence and/or Mellon and the indexing strategies that those Specialist Managers have been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that Cadence and/or Mellon are authorized to and may use certain derivative instruments for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

Additionally, to enable The Commodity Returns Strategy Portfolio to achieve its investment objective through commodity, economic and investment cycles, the Portfolio seeks to augment its equity returns by reinforcing the Specialist Managers’ commodity views via exposure to commodity-linked structured notes. The Portfolio may also anticipate future investments in equities by investing in options and futures contracts. The Portfolio may focus on the securities of particular issuers or industries within the commodity-related industries in which the Portfolio invests, or in particular countries or regions, at different times. The Portfolio intends to gain exposure to the commodity markets in part by investing a portion of its assets in two wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiaries”). Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries have the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the Subsidiaries (unlike the Portfolio) may invest without limitation in commodities, commodity-linked swap agreements and other commodity linked derivative instruments as well as make short sales of securities, maintain a short position or purchase securities on margin within the context of a total portfolio of investments designed to achieve the Portfolio’s objectives. The Portfolio and the Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis. The Subsidiaries must, however, comply with the asset segregation requirements (described elsewhere in the SAI) with respect to its investments in commodity-linked swaps and other commodity-linked derivatives as well as short sales. By investing in the Subsidiaries, the Portfolio is indirectly exposed to the risks associated with the Subsidiaries’ investments.

The Equity and Institutional Equity Portfolios

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst. US Equity		Inst. Int’l	Com- modity		ESG		C SRI Growth
ADRs, EDRs and GDRs	x	x	x	x	x	x		x	x		x		x
Agencies	*	*	*	*	*	x	*		x	*			*
Asset-Backed Securities	—	—	—	—	—	x		x	x		x		x
Cash Equivalents	*	*	*	*	*	x	*		x		x		x
Collateralized Mortgage Obligations	—	—	—	—	—	x		—	x		x		x
Commercial Paper	*	*	*	*	*	x	*		x		x		x
Commodity-Linked Derivatives	—	—	—	—	—	—		x	x		—		—
Common Stock	x	x	x	x	x	x		x	x		x		x
Convertibles	x	x	x	x	x	x		x	x		x		x
Corporates	—	—	—	—	—	x		x	x		x		x
Depositary Receipts	x	x	x	x	x	x		x	x		x		x
Emerging Markets Securities	x	x	x	x	x	x		x	x		x		x
Floaters	*	*	*	*	*	x	*		x	*			*
Foreign Currency	—	—	—	x	x	x		x	x		x		x
Foreign Equity (US $)	x	x	x	x	x	x		x	x		x		x
Foreign Equity (non-US $)	x	x	x	x	x	x		x	x		x		x
Foreign Fixed-Income Securities	—	—	—	—	—	x		x	x		x		x
Forwards	x	x	x	x	x	x		x	x		x		x
Futures	x	x	x	x	x	x		x	x		x		x
High Yield Debt Securities	—	—	—	—	—	x		x	x		x		x
Investment Companies	x	x	x	x	x	x		x	x		x		x

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst. US Equity		Inst. Int’l	Com- modity		ESG		C SRI Growth
Investment Grade Debt Securities	—	—	—	—	—	x		x	x		x		x
Money Market Funds	x	x	x	x	x	x		x	x		x		x
Mortgage-Backed Securities	—	—	—	—	—	x		x	x		x		x

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst. US Equity		Inst. Int’l	Com- modity		ESG		C SRI Growth
Mortgage Securities	—	—	—	—	—	x		x	x		x		x
Municipals	—	—	—	—	—	x		x	x		—		—
Options	x	x	x	x	x	x		x	x		x		x
Preferred Stock	x	x	x	x	x	x		x	x		x		x
REITs	x	x	x	x	x	x		x	x		x		x
Repurchase Agreements	*	*	*	*	*	x		x	x	*			x
Reverse Repurchase Agreements	*	*	*	*	*	x		x	x	*			*
Rights	x	x	x	x	x	x		x	x		x	*

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst.U.S. Equity		Inst. Int’l	Com- modity	ESG		C SRI Growth
Securities Lending	x	x	x	x	x	x		x	x	x		x
Short Sales	x	x	x	x	x	x		x	x	x		x
Step-Up Bonds	—	—	—	—	—	x		x	x	—	*	*
Stripped Mortgage-Backed Securities	—	—	—	—	—	x		x	x	x		—
Structured Notes	x	x	x	x	x	x		x	x	x		x
Swaps	x	x	x	x	x	x		x	x	x		x
TIPS	—	—	—	—	—	x		x	x	—		x
U.S. Governments	*	*	*	*	*	x	*		x	x		—
Warrants	x	x	x	x	x	x		x	x	x		x
When-Issued Securities	x	x	x	x	x	x		x	x	x		x
Yankees and Eurobonds	—	—	—	—	—	x		x	x	x		x

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Int’l	Emerging Markets	Inst.U.S. Equity	Inst. Int’l	Com- modity	ESG	C SRI Growth
Zero Coupon Agencies	—	—	—	—	—	x	x	x	—	x

The Income Portfolios

Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	Inflation Protected	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term		Interm.	Intermediate Term II
Agencies	x	x	x	x	x	x	x		x	x
Asset-Backed Securities	x	x	—	—	—	x	x		x	x
Brady Bonds	x	x	—	—	—	—	—		—	—
Cash Equivalents	x	x	x	x	x	x	x	*		*
Collateralized Bond Obligations	—	x	—	—	—	x	—		—	—
Collateralized Debt Obligations	—	x	—	—	—	x	—		—	—
Collateralized Loan Obligations	—	x	—	—	—	x	—		—	—
Collateralized Mortgage Obligations	x	x	—	—	—	x	—		—	—
Commercial Paper	x	x	x	x	x	x	x	*		*
Commodity-Linked Derivatives	—	—	—	—	—	—	—		—	—
Convertibles	x	x	—	—	—	—	—		—	—
Corporates	x	x	—	—	x	—	—		—	—
Depositary Receipts	x	x	—	—	x	x	—		—	—
Emerging Markets Securities	—	x	—	x	—	—	—		—	—
Floaters	x	x	—	x	—	—	—		—	x
Foreign Currency	x	x	—	x	x	—	—		—	—
Foreign Equity (US $)	—	x	—	—	—	—	—		—	—
Foreign Equity (non-US $)	—	x	—	—	—	—	—		—	—
Foreign Fixed Income Securities	x	x	—	x	—	—	—		—	—
Forwards	x	x	x	x	x	x	x		x	x

Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	Inflation Protected	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Futures	x	x	x	x	x	x	x	x	x
High Yield Securities	x	x	—	x	—	—	—	x	x
Inverse Floaters	x	x	—	x	—	—	—	—	—
Investment Companies	x	x	x	x	x	x	x	x	x
Loan (Participations and Assignments)	—	x	—	—	—	x	x	—	—
Mortgage Securities	x	x	—	—	—	x	x	x	x
Municipals	x	x	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x	x	x
Preferred Stock	x	x	—	—	x	—	—	—	—
REITS	—	x	—	—	—	—	—	—	—
Repurchase Agreements	*	*	*	*	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	*	*	*
Rights	x	x	—	—	—	—	—	x	x
Stripped Mortgage-Backed Securities	x	x	—	—	—	x	—	—	—
Securities Lending	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x
Step-Up Bonds	x	x	—	—	—	—	—	—	—
Structured Investments	x	x	—	—	x	—	x	x	x
Structured Notes	x	x	—	—	x	—	x	x	x
Swaps	x	x	x	—	x	x	x	x	x
TIPs	x	x	x	x	x	—	x	x	x
U.S. Governments	x	x	x	x	x	x	x	x	x

Investment Instrument/Strategy	Core Fixed	Corporate Oppy.	U.S. Govt.	Inflation Protected	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Warrants	—	x	—	—	—	—	—	—	—
When-Issued Securities	x	x	—	—	—	x	x	x	x
Yankees and Eurobonds	x	x	—	x	x	x	—	—	—
Zero Coupons Agencies	x	x	x	—	x	x	x	—	—

x	Allowable investment
-	Not an allowable investment
*	Money market instruments for cash management or temporary purposes

FOREIGN INVESTMENTS.

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on U.S. exchanges and in the over-the-counter markets. Generally, they are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these Portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ ADR, EDR or GDR programs and other depositary receipts may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above. The Institutional U.S. Equity Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.

On January 31, 2020, the United Kingdom (UK) left the European Union (EU). There is considerable uncertainty about the consequences of that departure, including uncertainty about the economic effects and results of trade negotiations between the UK and the EU. The negative impact of the UK’s departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

DIRECT CHINA INVESTMENTS Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors.

The Emerging Markets Portfolio, however, may purchase China A shares via the Shanghai-Hong Kong Stock Connect program (“Stock Connect”) or through licensed and approved intermediaries. Stock Connect allows investors to trade and settle China A shares via the Stock Exchange of Hong Kong Limited (“HKEx”) and clearing house. Alternatively, The Emerging Markets Portfolio may utilize equivalent products through participating brokers. The Emerging Markets Portfolio’s investments in China A shares may be subject to additional risk factors.

The trading and settlement currency of China A shares are in Chinese Yuan Renminbi and the Emerging Markets Portfolio will be exposed to currency risks due to the conversion of another currency into Renminbi.

The Emerging Markets Portfolio trades China A shares through brokers that are licensed and approved and may be Stock Connect participants. China A shares purchased through Stock Connect will be settled by the Hong Kong Securities Clearing Company (“HKSCC”) with ChinaClear, the central clearinghouse in the People’s Republic of China (“PRC”), on behalf of Hong Kong investors. During the settlement process, HKSCC will act as nominee on behalf of Hong Kong executing brokers, and as a result, SSE listed shares will not be in the name of the Emerging Markets Portfolio, its custodian, or any of its brokers during this time period.

While the Emerging Markets Portfolio’s ownership of the shares will be reflected on the books of the custodian’s records, the Emerging Markets Portfolio will only have beneficial rights in the shares. Stock Connect regulations provide that investors, such as the Emerging Markets Portfolio, enjoy the rights and benefits of China A shares purchased through Stock Connect. However, Stock Connect is a new program, and the status of the Emerging Markets Portfolio’s beneficial interest in Stock Connect securities is untested.

The Portfolio also would be exposed to counterparty risks with respect to ChinaClear and intermediaries, such as brokers, through which it trades. In the event of the insolvency of ChinaClear, the Emerging Markets Portfolio’s ability to take action directly to recover the Portfolio’s assets may be limited. The HKSCC, as nominee holder, would have the exclusive right, but not the obligation, to take any legal action or court proceeding to enforce any rights of investors, such as the Emerging Markets Portfolio. Recovery of Portfolio assets may be subject to delays and expenses, which may be material. Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC will endeavor to provide investors with the opportunity to provide voting instructions, investors may not have sufficient time to consider proposals or provide instructions. In addition, the Emerging Markets Portfolio also would be exposed to counterparty risk with respect to HKSCC. A failure or delay by the HKSCC in the performance of its obligations may result in a failure of settlement, or the loss, of Stock Connect securities and/or monies in connection with them and the Emerging Markets Portfolio may suffer losses as a result.

While certain aspects of the trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply including foreign shareholding restrictions and disclosure obligations applicable to China A shares. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund or the China Securities Investor Protection Fund.

Investment in China A securities is subject to various risks associated with the legal and technical framework of Stock Connect. Stock Connect is generally available only on business days when both the HKEx and China A markets are open. When either or both the HKEx and China A are closed, investors will not be able to trade securities at times that may otherwise be beneficial to such trades. Because the program is new, the technical framework for Stock Connect has only been tested using simulated market conditions. In the event of high trade volumes or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all.

CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectus, certain Portfolios may use forward foreign currency exchange contracts and currency swap contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts, currency swaps, and other currency related instruments, together with the risks that may be associated with their use. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND CURRENCY SWAPS. To the extent indicated in the Prospectus, the Portfolios may use forward contracts and swaps to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract or swap for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity, Institutional U.S. Equity, Commodity Returns Strategy, Corporate Opportunities, Inflation Protected Securities and Emerging Markets Portfolios may also use forward or swap contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward or swap contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”

The precise matching of the forward or swap contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward or swap contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward and swap contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward or swap contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward or swap contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward or swap contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward or swap contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward and swap contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward or swap contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward and swap contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Certain forward foreign currency contracts do not provide for physical settlement of the underlying currencies but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information, see “OTHER DERIVATIVES – SWAP AGREEMENTS” below.

Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OTHER DERIVATIVES.

OPTIONS. To the extent indicated in the Prospectus, the Portfolios may also invest in options in order to hedge against investment risks, to seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional U.S. Equity Portfolio, The Commodity Returns Strategy Portfolio and The Corporate Opportunities Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure investment. The Portfolios mentioned above may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the OTC markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.

OPTIONS ON SECURITIES INDICES. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the Portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the Portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security or it would be appropriate to sell the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Portfolio will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

ADDITIONAL RISK FACTORS OF OTC OPTIONS. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult for the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Specialist Manager anticipates that at least one dealer quote is available.

Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectus, the Portfolios may use futures contracts and options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each Portfolio may invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the underlying futures contract.

ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by a Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

There is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the broker with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the broker because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the broker’s customers.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

ABOUT SWAP AGREEMENTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flow earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.

The Commodity Returns Strategy Portfolio and The Corporate Opportunities Portfolio may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty will be a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Portfolio is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including, any early termination payments (“Variation Margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, a Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory exchange-trading and clearing of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and certain interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Certain swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, a Portfolio’s risk of loss includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolios are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). A Portfolio risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. While the Portfolios will not enter into any swap agreement unless the Specialist Manager believes that the counterparty to the transaction is creditworthy, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Currently, the Portfolios do not typically provide initial margin in connection with swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have, however, been adopted and are being phased in over time. When these rules take effect with respect to the Portfolios, if a Portfolio is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial in addition to variation margin.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Portfolio. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Portfolio may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swaps upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

The Portfolios are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Portfolio may be required to break the trade and make an early termination payment to the FCM.

Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (“SEFs”), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps that it has used in the past.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolios and their respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 where, for example, a Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) , the mark-to-market value will be used to measure the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.

A Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all index swaps as subject to their limitation on illiquid investments.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and the Adviser, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.

Synthetic Equity Swaps. Certain Portfolios may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on the London Interbank Offered Rate (“LIBOR”) or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Portfolio will either pay or receive the net amount. The Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

With LIBOR expected to be discontinued by the end of 2021, the loan market will undergo a significant change in the benchmark that forms a key component of loan returns. Concerted industry efforts are underway to identify and establish a replacement rate to LIBOR. At this point, it is unclear what form this replacement rate will take, and whether it will mirror the risk and return profile of LIBOR. While this work is ongoing, agent banks have included provisions in documents in the current market that allow them to replace the rate with less or no affirmative consent from lenders, which could potentially change the income that investors receive. For further information on the upcoming transition from LIBOR.

OTHER HEDGING INSTRUMENTS. Generally, a Portfolio’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.

The Portfolios may invest in exchange-traded funds (“ETFs”) as part of each Portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same Management Risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.

The Portfolios may invest in ETFs that are consistent with the Portfolio’s investment strategy, as well as Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities. The Portfolios may invest in certain ETFs in excess of the normal statutory limits in reliance on exemptive orders that have been issued to the entities issuing shares in those ETFs, provided that certain conditions are met.

COMMODITY-LINKED DERIVATIVES. The Commodity Returns Strategy Portfolio may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Portfolio.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Portfolio’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. In addition to fluctuating in response to changes in the underlying commodity assets, these notes will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Specialist Managers’ decisions on whether and to what extent to use principal protection depend in part on the cost of the protection. In addition, the ability of the Portfolio to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Portfolio will not be considered a “commodity pool.” Additionally, from time to time the Portfolio may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Participation Notes. The Funds may invest in participation notes (“P-notes”), which are instruments that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. P-notes typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk. P-notes also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

COMMODITY POOL OPERATOR REGULATION AND EXCLUSIONS. With respect to the Commodity Returns Strategy Portfolio, the Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to that Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Portfolio’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, its investment strategies or its prospectus. In addition, with respect to the Commodity Returns Strategy Portfolio, the Adviser is relying upon an exemption from registration as a “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

With respect to each Portfolio other than The Commodity Returns Strategy Portfolio (each, an “Excluded Portfolio”), the Adviser has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Excluded Portfolios, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Excluded Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and the Excluded Portfolios intend to comply with the terms of the CPO exclusion, an Excluded Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Excluded Portfolios, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires each Excluded Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Portfolio’s positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Excluded Portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Excluded Portfolios may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, an Excluded Portfolio can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Excluded Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Excluded Portfolio, the Excluded Portfolio may incur additional compliance and other expenses.

INDEX INVESTING

A portion of the assets of certain Portfolios may at times be committed to investing assets in a manner that replicates the performance of an appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for such a portion of a Portfolio. This passive investment style would differ from the active management investment techniques used with respect to the Portfolios’ other assets. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index or subset thereof.

INVESTMENT COMPANY SECURITIES

The Adviser or the Specialist Managers may also acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. A Portfolio may also invest in shares of another Portfolio of the Trust (“Affiliated Portfolio”) to the extent that such investments are consistent with the acquiring Portfolio’s investment objectives, policies and restrictions are permissible under the Investment Company Act. The Investment Manager will voluntarily waive advisory fees payable by the Portfolio in an amount equal to 100% of the advisory fee the Investment Manager receives from an Affiliated Portfolio as a result of the Portfolio’s investment in the Affiliated Portfolio.

To the extent that a Portfolio invests in investment companies that themselves invest in securities that would satisfy any applicable minimum investment policy of the Portfolio, such investments will be included, on a “look-through” basis, in that minimum investment policy for compliance purposes.

MONEY MARKET INSTRUMENTS

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional U.S. Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectus. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured entirely or primarily by “pools” of residential or commercial mortgage loans or other assets. A Portfolio may invest in mortgage-backed securities issued by U.S. government agencies and government-sponsored entities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since those entities are considered to be instrumentalities of the United States. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates as well as early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in securities that are REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The relevant Specialist Managers believe that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the relevant Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the relevant Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the relevant Specialist Manager will be the actual average life of such securities.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. This agreement contains various covenants that severely limit each enterprise’s operations. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. Accordingly, securities issued by Fannie Mae and Freddie Mac involve a risk of nonpayment of principal and interest.

Since 2009, both FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down FNMA and FHLMC and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

The FHFA is mandating that FNMA and FHLMC cease issuing their own mortgage-backed securities and begin issuing “Uniform Mortgage-Backed Securities” or “UMBS” in 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or FHLMC security or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC mortgage-backed securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

COLLATERALIZED DEBT OBLIGATIONS. The Institutional U.S. Equity Portfolio and The Commodity Returns Strategy Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligation of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

CREDIT RISK TRANSFER SECURITIES. The Corporate Opportunities Portfolio may invest in fixed- or floating-rate unsecured general obligations issued from time to time by FHLMC, FNMA or other government sponsored entities (“GSEs’). These obligations are referred to as “Credit Risk Transfer Securities.” Typically, such Securities are issued at par and have stated final maturities. The Securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS’ (“Reference Obligations”). The issuing GSE selects the pool of Reference Obligations based on that GSE’s eligibility criteria. The performance of the Securities will be directly affected by the selection of the Reference Obligations by the GSE. Such Securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of Securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the Securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the Securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the Securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.

The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The Securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the Securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The Securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the Securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of Freddie Mac or Fannie Mae would not be considered an “event of default”), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario.

REAL ESTATE SECURITIES

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs, Hybrid REITs and REOCs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”).

MUNICIPAL SECURITIES

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Code. For purposes of complying with the 20% limitation on each of the municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes. A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by that Portfolio.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

OTHER FIXED INCOME SECURITIES AND STRATEGIES.

HIGH YIELD SECURITIES AND SECURITIES OF DISTRESSED COMPANIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Corporate Opportunities Portfolio, The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Intermediate Term Municipal Bond Portfolio and the Intermediate Term Municipal Bond II Portfolio may invest in such securities according to each Portfolio’s Prospectus. High yield securities and securities of distressed companies generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. While any investment carries some risk, certain risks associated with high yield securities and debt securities of distressed companies which are different than those for investment grade are as follows:

1.

The market for high risk, high yield securities and debt securities of distressed companies may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Portfolio to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

2.

Market prices for high risk, high yield securities and debt securities of distressed companies may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities and debt securities of distressed companies may move independently of interest rates and the overall bond market.

3.	The market for high risk, high yield and distressed company securities may be adversely affected by legislative and regulatory developments.

4.

The risk of loss through default is greater for high yield fixed income securities and securities of distressed companies than for investment grade debt because the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.

Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield and distressed company securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect high yield securities and debt securities of distressed companies differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment. If an issuer of a security held by a Portfolio defaults, that Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities and debt securities of distressed companies as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield and distressed company securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities and debt securities of distressed companies purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

The Specialist Managers continuously monitor the issuers of high yield securities and debt securities of distressed companies held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. To the extent permitted by applicable law, there is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Portfolios may purchase indebtedness and participations in commercial loans. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing indebtedness and Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling indebtedness or a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire indebtedness and Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.

A Portfolio may have difficulty disposing of Indebtedness, Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. Further, restrictions in the underlying credit agreement could limit the number of eligible purchasers. The lack of a highly liquid secondary market and restrictions in the underlying credit agreement may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The secondary market for loan participations is limited and any such participation purchased by Specialist Manager may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to or by the Portfolios. In the process of buying, selling and holding Senior Loans, the Portfolios may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolios buy a Senior Loan they may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Portfolios may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, have the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolios will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolios its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolios have direct recourse against the borrower, the Portfolios will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolios will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolios and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolios were determined to be subject to the claims of the Agent’s general creditors, the Portfolios might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolios derive interest income will be reduced. However, the Portfolios may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Portfolios’ performance because the Portfolios should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of any fees may mitigate any adverse impact on the Portfolios’ yield.

Other Information Regarding Senior Loans. Certain Portfolios may purchase and retain a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolios may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Portfolio will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Portfolio.

Certain Portfolios may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. The Portfolios may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Certain Portfolios will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolios may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolios’ security interest in the loan collateral or subordinate the Portfolios’ rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Portfolios’ performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolios or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolios’ security interest in loan collateral. If the Portfolios’ security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Portfolios would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolios could also have to refund interest (see the prospectus for additional information).

Certain Portfolios may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolios’ purchase of a Senior Loan. Certain Portfolios may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Specialist Manager, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolios investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

TRADE CLAIMS. Certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded OTC. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract.

Structured Notes. Structured notes are derivative instruments, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value, maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect on the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. Further, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. The Commodity Returns Strategy Portfolio may invest in commodity linked notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Commodity Returns Strategy Portfolio will only invest in commodity-linked structured products that qualify under applicable rules of the U.S. Commodity Futures Trading Commission (“CFTC”) for an exemption from the provisions of the CEA.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. There are two common ways that these securities are structured. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation generally erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES AND PRIVATE PLACEMENTS. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “accredited investors” under Regulation D under the 1933 Act (“Reg. D Securities” or “Private Placements”)) or “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limitation on the purchase of illiquid securities, unless a Portfolio’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Portfolio in Rule 144A Securities. The Trust’s Board of Trustees may adopt guidelines and delegate to the Specialist Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Reg. D and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Portfolio’s investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Portfolio’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Portfolio may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. The Specialist Manager determines the liquidity of a Portfolio’s investments. In determining the liquidity of a Portfolio’s investments, the Specialist Manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e. strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to the point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective,

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Specialist Manager believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities, commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

TRUST PREFERRED SECURITIES. The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio to sell their holdings. In identifying the risks of the trust preferred securities, the Specialist Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

CYBERSECURITY RISKS. The Portfolios, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Portfolios or their service providers, including Specialist Managers, or the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations. The potential consequences of such events include potential financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 through 12) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1.

Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.

Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.

Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectus.

4.

Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectus shall not constitute issuance of a senior security.

5.

Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.

With the exception of the Commodity Returns Strategy Portfolio, purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectus.

8.

With respect to The Commodity Returns Strategy Portfolio, purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, except to the extent the Portfolio may do so as described in the Portfolio’s Prospectus and Statement of Additional Information and provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectus.

9.

Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectus.

10.

With the exception of The Commodity Returns Strategy Portfolio, no Portfolio may invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

11.

With respect to The Commodity Returns Strategy Portfolio, invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies, except that the Portfolio will invest 25% or more of its total assets at the time of purchase in equity securities issued by commodity-related companies, derivatives with exposure to commodity-related companies or investments in securities and derivatives linked to the underlying price movement of commodities.

12.

With respect to each of The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment restrictions (13 through 15) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

13.	A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

14.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

15.

The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days’ notice of any intended change. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

a.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio and The Institutional International Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Institutional U.S. Equity Portfolio will invest at least 80% of its assets in U.S. equity securities.

c.

The Small Capitalization—Mid Capitalization Equity Portfolio will invest at least 80% of its respective assets in equity securities of small capitalization and mid-capitalization issuers, as defined in the Trust’s Prospectus.

d.

The Emerging Markets Portfolio will invest at least 80% of its assets in securities of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in countries determined by the Specialist Manager to have a developing or emerging economy or securities market.

e.	The Core Fixed Income Portfolio will invest at least 80% of its respective assets in fixed income securities.

f.

The U.S. Government Fixed Income Securities Portfolio will each invest at least 80% of its assets in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies.

g.

The Inflation Protected Securities Portfolio will invest at least 80% of its assets in inflation-indexed bonds issued by the U.S. government and non-U.S. governments, their agencies and instrumentalities and corporations.

h.	The U.S. Corporate Fixed Income Securities Portfolio will invest at least 80% of its assets in fixed income securities issued by U.S. corporations.

i.	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio will invest at least 80% of its assets in U.S. mortgage and asset backed securities.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken.

The Investment Company Act generally defines “senior security” to mean any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the oversight of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated (amounts in thousands).

PORTFOLIO	YEAR ENDED June 30, 2020	YEAR ENDED June 30, 2019	YEAR ENDED June 30, 2018
The Value Equity Portfolio	$62	$143	$212
The Growth Equity Portfolio	$143	$148	$143
The Institutional U.S. Equity Portfolio	$230	$228	$122
The Small Capitalization—Mid Capitalization Equity Portfolio	$119	$132	$121
The Commodity Returns Strategy Portfolio	$66	$227	$205
The ESG Growth Portfolio	$21	$167	$30
The Catholic SRI Growth Portfolio	$3	$51	$6
The International Equity Portfolio	$899	$817	$676
The Institutional International Equity Portfolio	$1,444	$1,375	$1,518
The Emerging Markets Portfolio	$534	$1,725	$2,685
The Core Fixed Income Portfolio	$0	$0	$0
The Corporate Opportunities Portfolio	$70	$18	$42

PORTFOLIO	YEAR ENDED June 30, 2020	YEAR ENDED June 30, 2019	YEAR ENDED June 30, 2018
The U.S. Government Fixed Income Securities Portfolio	$0	$0	$0
The Inflation Protected Securities Portfolio	$0	$0	$0
The U.S. Corporate Fixed Income Securities Portfolio	$0	$0	$0
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$0	$0	$0
The Short-Term Municipal Bond Portfolio	$0	$0	$0
The Intermediate Term Municipal Bond Portfolio	$58	$52	$0
The Intermediate Term Municipal Bond II Portfolio	$0	$0	$0

The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions.

The following table reflects the aggregate dollar amount of brokerage commissions paid in connection with a Portfolio’s transactions by such Portfolio’s Specialist Manager to any broker/dealer that may be deemed to be an affiliate of the Specialist Manager during the Trust’s last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by a Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of such Portfolio. None of the Portfolios, other than the Portfolios indicated below, paid brokerage commissions to brokerage firms affiliated with the Specialist Managers.

	Commissions paid ($)			% of Commissions Paid			% of Transactions Effected
	2020	2019	2018	2020	2019	2018	2020	2019	2018
The Emerging Markets Portfolio
BNY Convergex	$—	$—	$—	—%	—%	—%	—%	—%	—%
Pershing	$—	$—	$—	—%	—%	—%	—%	—%	—%
HSBC Securities	$—	$—	$—	—%	—%	—%	—%	—%	—%
Societe Generale	$—	$—	$—	—%	—%	—%	—%	—%	—%
Santander Securities	$—	$11,809	$14,151	—%	0.68%	0.52%	—%	0.17%	0.32%
ITAU Securities	$—	$11,508	$8,263	—%	0.67%	0.31%	—%	0.45%	0.13%

In no instance will portfolio securities be purchased from or sold to Specialist Managers, the Adviser or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of a Specialist Manager’s other client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. It is not anticipated that the annual portfolio turnover rate for any Portfolio will exceed 100% under normal circumstances.

Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The high portfolio turnover rates for fiscal year ended June 30, 2019 for The ESG Growth Portfolio and The Catholic SRI Growth Portfolio are due to a re-structuring of strategies to utilize a multi-factor approach by one of the Portfolios’ Specialist Managers. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

PORTFOLIO	FISCAL YEAR ENDED June 30, 2020	FISCAL YEAR ENDED June 30, 2019	FISCAL YEAR ENDED June 30, 2018
The Value Equity Portfolio	19%	74%	59%
The Growth Equity Portfolio	37%	41%	40%
The Institutional U.S. Equity Portfolio	74%	70%	43%
The Small Capitalization—Mid Capitalization Equity Portfolio	87%	79%	62%
The Commodity Returns Strategy Portfolio	2%	15%	29%
The ESG Growth Portfolio	31%	172%	16%
The Catholic SRI Growth Portfolio	14%	180%	17%
The International Equity Portfolio	95%	55%	30%
The Institutional International Equity Portfolio	64%	38%	40%
The Emerging Markets Portfolio	11%	50%	55%
The Core Fixed Income Portfolio	36%	34%	44%
The Corporate Opportunities Portfolio	40%	52%	38%
The U.S. Government Fixed Income Securities Portfolio	58%	31%	33%
The Inflation Protected Securities Portfolio	20%	20%	21%
The U.S. Corporate Fixed Income Securities Portfolio	43%	25%	45%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	32%	15%	17%
The Short-Term Municipal Bond Portfolio	21%	15%	19%
The Intermediate Term Municipal Bond Portfolio	36%	27%	26%
The Intermediate Term Municipal Bond II Portfolio	8%	17%	22%

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Commodity Return Strategy Portfolio’s current net asset value per share is readily available online at http://www.hccapitalsolutions.com/. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the closing price or if no sale occurs at the mean between the last reported bid and asked prices. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars. Exchange rates are received daily from an independent pricing service approved by the Board. If there have been no sales on such exchange, the security is valued at the closing bid. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

When the closing price of a foreign security is not an accurate representation of value as a result of events (a “Significant Event”) that have occurred after the closing of the primary foreign exchange and prior to the time certain of the Portfolios’ net asset value per share is calculated, then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Portfolios. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. All such service providers are required to maintain the confidentiality of such information by virtue of their respective duties to the Trust. Disclosures to service providers are made in the ordinary course of business as needed in order for a service provider to meet its obligations to the Trust and are generally provided without any lag time. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios. Service providers may also disclose such information to certain of their service providers in order to facilitate the provision of services to the Trust. All such third-party recipients will also be required to maintain the confidentiality of such information.

The Trust does not disclose any portfolio holdings information to any rating or ranking organizations, but does disclose such information to two third party organizations, FactSet Research Systems, Inc. and Bloomberg, L.P., for the sole purpose of providing statistical services to the Adviser. These organizations receive portfolio holdings information daily with no lag time. These organizations have signed confidentiality agreements under which they are required to keep all portfolio holdings information confidential and are prohibited from improperly using such information.

Except as set forth above, neither the Trust nor any service provider to the Trust may disclose material information about the Portfolios’ holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-PORT by the Portfolios. In no event shall such information be disclosed for compensation.

The Trust’s Chief Compliance Officer is responsible for reviewing such disclosures to ensure that no improper disclosures have occurred. The Board relies on the Trust’s Chief Compliance Officer to exercise day-to-day oversight with respect to portfolio holdings disclosures. The Board receives periodic reports from the Chief Compliance Officer and meets with him on a regular basis.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers set forth with regard to each Specialist Manager are employees of the indicated Specialist Manager and not of the Adviser.

As noted in the Prospectus, investment in the HC Strategic Shares of the Trust is currently limited to investors for whom the Adviser, or any affiliate of the Adviser, provides a complete program of investment advisory services. Unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.

The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2020, unless otherwise noted.

It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

Agincourt Capital Management, LLC (“Agincourt”) serves as a Specialist Manager for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Agincourt. Day-to-day investment decisions for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L. Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager. Both Mr. Buoyer and Mr. Marshall provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	186	$6.9 billion
B. Scott Marshall	0	$0	0	$0	186	$6.9 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	2	$429 million
B. Scott Marshall	0	$0	0	$0	2	$429 million

CONFLICTS OF INTEREST.

Agincourt Capital Management is focused on managing fixed income portfolios. All portfolios are managed on a team basis and accounts with similar mandates are managed as closely as possible, taking into account client specific cash flow requirements and any investment guideline constraints.

Agincourt maintains policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and broker selection.

While there is no guarantee that such policies and procedures will be effective in all cases, Agincourt believes that all issues relating to potential material conflicts of interest have been addressed.

COMPENSATION.

Compensation is not tied to the performance of the Fund or specific accounts. The majority of Agincourt’s investment professionals have an ownership interest in the firm, sharing in profits in addition to a base salary. For those employees that do not have an ownership interest there is a bonus plan that is based on the firm’s profitability combined with the individual’s contribution to the firm’s success.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the Specialist Manager for The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Breckinridge manages client portfolios on a team approach basis, which enables any portfolio manager to make investment recommendations and decisions across client accounts. Matthew Buscone, Portfolio Manager, Ji Young Jung, Portfolio Manager, Sara Chanda, Portfolio Manager, Allyson Gerrish, Portfolio Manager, Jeffrey Glenn, Portfolio Manager, Eric Haase, Portfolio Manager and Khurram Gillani, Portfolio Manager, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond and The Intermediate Term Municipal Bond II Portfolio. The portfolio management team also provides investment management services for other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — TOTAL*

SHORT-TERM MUNICIPAL BOND PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion
Jeffrey Glenn	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion
Ji Young Jung	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion
Sara Chanda	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion
Eric Haase	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion
Khurram Gillani	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion
Allyson Gerrish	2	$137.8 million	1	$11.2 million	15,771	$41.1 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

OTHER ACCOUNTS MANAGED — TOTAL*

INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER**	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Matthew Buscone	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion
Jeffrey Glenn	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion
Ji Young Jung	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion
Sara Chanda	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion
Eric Haase	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion
Khurram Gillani	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion
Allyson Gerrish	2	$188.8 million	1	$11.2 million	15,771	$41.1 billion

*	None of these accounts has an advisory fee based on performance.
**	In addition to the accounts in the table, portfolio managers also manage personal accounts for their own benefit.

CONFLICTS OF INTEREST. Breckinridge provides investment advisory services to client accounts in different strategies with varying fee schedules. As such, Breckinridge’s portfolio management team must allocate their time across multiple client accounts, which can create a conflict of interest. Using our proprietary portfolio management and trading system, the team can determine portfolio needs, sales and trade ideas across multiple client accounts with our traders’ input on valuation. Additionally, the team utilizes the proprietary system to complete allocations to client accounts in a manner that is consistent with internal policy. Since all client accounts are managed on a team-basis, portfolio managers’ bonuses are not tied to the performance of any single client account or strategy; rather, bonuses are based on individual and overall firm performance. Therefore, portfolio managers are incentivized to act in the best interests of all clients in the short and long term. Breckinridge does not have any performance fee or soft dollar arrangements, both of which can create further conflicts concerning the management and trading of client accounts.

When Breckinridge has identified buy and sell orders in the same or similar security at the same time, Breckinridge will consider cross trades between client accounts. The usage of cross trades creates a conflict as Breckinridge is advising clients on both sides of the transaction. Breckinridge only executes cross trades when certain conditions are met and conducts regular reviews of cross transactions to ensure they have met conditions and best execution objectives. As a matter of policy, IRAs and accounts subject to ERISA or the Investment Company Act of 1940 are excluded from cross transactions. Clients may opt out of cross trading at any time with written notice to Breckinridge.

Breckinridge has trading partners that have, or trading partners with affiliates that have, client accounts managed by us. Since Breckinridge has a business interest in these client relationships, there may be an incentive for Breckinridge to select these dealers over those without such client accounts when placing orders for client portfolios. When selecting dealers for client orders, we do not consider whether Breckinridge receives client referrals from such dealers. Our trading and consultant relations teams are separate. Traders are generally not permitted to consult with the consultant relations team on broker selections. Further, Breckinridge conducts periodic reviews of its trade execution and trading partners to ensure we are meeting our best execution goal.

Employees at Breckinridge may enter into certain personal securities transactions with appropriate approvals. Personal trading activity can cause conflicts with client accounts since employees may hold the same securities as those held in client accounts. To help minimize this conflict, Breckinridge has a general prohibition on the trading of securities that may be eligible for client accounts. Employees also are subject to transactional restrictions and regular reporting requirements, which are detailed in our code of ethics.

From time to time, our employees will receive non-cash gifts or business entertainment. Typically, these are tickets to events or occasional meals with vendors. Breckinridge has a policy in place that regulates the acceptance of such items. The policy includes but is not limited to: seeking approval on items over a specific value, submitting reports on certain items and certifying periodically to policy compliance.

City of London Investment Management Company Limited (“CLIM”) CLIM serves as a Specialist Manager for The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Day-to-day portfolio management of those assets of the International Equity and Institutional International Equity Portfolios allocated to CLIM will be the responsibility of a team led by Michael Edmonds. Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to CLIM will be the responsibility of a team led by Mark Dwyer. Day-to-day portfolio management of those assets of The Corporate Opportunities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio allocated to CLIM will be the responsibility of a team led by James Millward. For each portfolio, the lead portfolio manager has ultimate responsibility for constructing and managing the portfolio. However, the decision making process is developed as a team, and decisions are generally reached via consensus within the applicable investment team. Each also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	6	$1,074 million	12	$339 million
Michael Edmonds	0	$0	6	$1,074 million	12	$339 million
Michael Sugrue	0	$0	6	$1,074 million	12	$339 million
Mark Dwyer	0	$0	12	$2,468 million	11	$1,457 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	0	$0	0	$0
Michael Edmonds	0	$0	0	$0	0	$0
Michael Sugrue	0	$0	0	$0	0	$0
Mark Dwyer	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST. The investment management team at CLIM may manage multiple accounts for multiple clients. These accounts may include mutual funds, segregated accounts, non-US collective investment schemes and private funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. CLIM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by directors, compliance, and independent third parties. CLIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION. CLIM’s compensation and incentive policy for all employees is linked to individual performance, which is determined via an appraisal process. The formal process of performance review takes place annually. At the senior level, CLIM’s Remuneration Committee, which is made up of independent non-executive Directors, considers performance. They consider for their review information gathered via departmental managers and filtered through the Executive Directors, as well as external data which provides an understanding of current salaries and overall compensation packages within the market place. The Board makes recommendations on relevant aspects of compensation, which are passed to the Remuneration Committee for consideration and approval. All intermediate and junior level staff is appraised directly by their line managers, who make salary recommendations for approval by the Executive Directors.

Echo Street Capital Management LLC (“Echo Street”) serves as Specialist Manager for each of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio. Greg Poole is responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Echo Street. Mr. Poole also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

As of 6/30/2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Greg Poole	0	$0	8	$7,313,327,388	2	$506,191,333

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Greg Poole	0		$5	$2,648,758,639	1	$342,658,411

CONFLICTS OF INTEREST.

The conflicts of interest encountered by the clients may include those discussed below, though the discussion below is not exhaustive and does not necessarily describe all of the conflicts that may be faced by Echo Street, its affiliates or its other clients.

Echo Street and its affiliates, as applicable, will use its best efforts in connection with the purposes and objectives of the clients and will devote so much of their time and effort to the affairs of the clients as may, in Echo Street’s judgment and its fiduciary duty to the clients, be necessary to accomplish the purposes of the clients. Echo Street, its affiliates and their respective members, directors, officers, employees, agents and representatives (collectively, the “Affiliated Parties”) may conduct any other business, including any business within the securities industry, whether or not such business is in competition with its clients. Without limiting the generality of the foregoing, any of the Affiliated Parties may act as investment adviser or investment manager for others, may manage private investment funds, separate accounts or other forms of capital for affiliated and unaffiliated clients and may serve as an officer, director, manager, member, consultant, partner, shareholder, investor or otherwise interested party of one or more investment funds, partnerships, broker-dealers, investment advisers or public or private companies. The Affiliated Parties, through other investments, including other private investment funds or managed accounts, may also have positions that are opposite to, or otherwise may be contrary to, positions held by the clients.

Some of Echo Street’s clients have different investment objectives and strategies from one another, and Echo Street may in the future advise private investment funds and/or managed accounts with investment objectives and/or strategies that are substantially similar to or different from its existing clients. These private investment funds and/or managed accounts may have different terms, including different fees and liquidity terms. Echo Street’s investment decisions made on behalf of a client may be different than it would be for a similar investment product with a different time horizon or a private investment fund with a similar time horizon but with different investment objectives. Therefore, for example: (i) Echo Street may be short certain securities on behalf of one client when another is long or buying those securities; (ii) Echo Street may enter, hold, or add to long positions in securities of companies on behalf of some but not all clients; (iii) a particular investment may be bought or sold in different amounts and/or at different times for one or some but not all clients, even though it could have been bought or sold for other clients at the same time; (iv) purchases or sales of the same investment may be made for two or more clients on the same date but at different prices as a result of purchase timing; and (v) a particular investment may be bought for one or more clients when one or more other clients are selling the investment.

These positions and actions may adversely affect or benefit certain clients at different times. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if Echo Street did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of the various clients of Echo Street to purchase or sell securities at the same time or at the same prices.

From the standpoint of a given client, simultaneous identical portfolio transactions for that client and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the client for its portfolio sales and purchases. Where less than the maximum desired number of shares of a particular security to be purchased is available at a favorable price, the shares purchased will be allocated among clients in a fair and equitable manner as determined by Echo Street. Further, it may not always be possible or consistent with the investment objectives of the various persons or entities described above and of a client for the same investment positions to be taken or liquidated at the same time or at the same price. All transactions on behalf of clients will be effected consistent with Echo Street’s duty to seek best execution.

As a result of the foregoing, the Affiliated Parties may have conflicts of interest (a) in allocating their time and activity among Echo Street’s clients, (b) in allocating investments among Echo Street’s clients and (c) in effecting transactions for Echo Street’s clients. This conflict of interest is heightened specifically in the circumstances where the Affiliated Parties may have a greater financial interest.

Echo Street is paid performance-based compensation by certain client accounts. Performance-based compensation arrangements may create an incentive for Echo Street to recommend investments which may be riskier or more speculative than under a different arrangement.

Certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Because Echo Street and its investment personnel manage more than one client account, a potential exists for one client account to be favored over another and to provide preferential treatment in terms of time, resources, and investment opportunities to clients that pay Echo Street (and indirectly the Portfolio Manager) a higher fee.

Echo Street does not engage in or maintain an account for proprietary trading itself. The owners and certain employees of Echo Street are personally invested in one or more of Echo Street’s fund clients, which could create an incentive for Echo Street to favor those fund clients over clients in which such persons are not directly invested.

Echo Street has adopted and implemented policies and procedures intended to address conflicts of interest and to ensure all clients are treated fairly. Echo Street seeks to avoid, among other things, investment or trading practices that systematically over time advantage or disadvantage certain client portfolios. If it is determined by Echo Street that it would be appropriate for more than one client to participate in an investment opportunity, Echo Street will seek to execute orders for all of the participating clients on a fair and equitable basis, to the extent practical and in accordance with the applicable clients’ investment strategies. In making allocation decisions, Echo Street will take into account, among other considerations (i) each client’s investment objective and strategies, (ii) each client’s risk profile, (iii) each client’s tax status, (iv) any restrictions placed on a client’s portfolio by the client or by virtue of federal or state law, (v) the size of each client, (vi) the total portfolio invested position, (vii) the nature of the security to be allocated, (viii) the size of the available position, (ix) the supply or demand for a given security at a given price level, (x) current market conditions, (xi) timing of cash flows and account liquidity and (xii) any other information determined to be relevant to the fair allocation of investment opportunities. These factors will all affect the trading instructions for the clients. Orders sent to a particular broker for a particular security for clients within a given investment strategy will generally be aggregated and allocated pro rata. Orders sent to a particular broker for a particular security for clients with different strategies but the same trading instructions will generally be aggregated and allocated pro rata within each strategy. All other orders will be monitored by Echo Street for fair and equitable treatment. Finally, Echo Street’s procedures also require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. Long only clients do not participate in initial public offerings as they are outside of such clients’ strategy’s investment parameters. These areas are monitored by Echo Street’s Chief Compliance Officer and Chief Operating Officer.

Echo Street has adopted a code of ethics and policies relating to personal trading.

Echo Street provides disclosure of these and other potential conflicts in its Form ADV.

COMPENSATION.

The compensation structure at Echo Street is designed to align the interests of its employees with those of Echo Street’s clients and investors and to foster a strong culture of internal cooperation and intellectual honesty. Echo Street’s investment professionals are compensated based on a combination of the overall Firm performance, senior management’s view of the respective investment professional’s contribution to Firm performance and each investment professional’s less tangible contributions to maintaining the positive culture and excellence of Echo Street.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) Fort Washington serves as a Specialist Manager for The Corporate Opportunities Portfolio. Timothy Jossart and Garrick Bauer are responsible for making day-to-day investment decisions for the portion of the Portfolio allocated to Fort Washington. Messrs. Jossart and Bauer also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

As of June 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUM-BER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Garrick Bauer	1	$206.4 million	3	$1,198.6 million	12	$1,246.7 million
Timothy Jossart	1	$206.4 million	2	$679.6 million	12	$1,246.7 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Garrick Bauer	0	$0	0	$0 million	1	$128.2 million
Timothy Jossart	0	$0	0	$0 million	1	$128.2 million

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolios). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

COMPENSATION. All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved. In years when the parent company exceeds its business goals, the company may increase its match to as much as 50% of the first 6% saved.

Frontier Capital Management Company, LLC (“Frontier”) Frontier serves as a Specialist Manager for The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio. Affiliated Managers Group, Inc. has a controlling interest in Frontier. Andrew B. Bennett and Peter G. Kuechle are responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Frontier. Messrs. Bennett and Kuechle also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

As of June 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Andrew B. Bennett, CFA	1	$161 million	1	$86 million	15	$1.13 billion
Peter G. Kuechle	1	$161 million	1	$86 million	15	$1.13 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., Capital Appreciation) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

COMPENSATION. Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

HC Capital Solutions (“HC Capital”) may at times directly manage a portion of a Portfolio’s investments in ETFs, index futures and forwards designed to obtain broad market exposure. HC Capital is a separate operating division of Hirtle Callaghan & Co., LLC. Mr. Brad Conger, CFA, Mr. Mark Hamilton, Mr. Scott Jacobson, CFA, Mr. Akhil Jain, Mr. Dan McCollum and Mr. Matthew Mead, CFA act as the portfolio managers for each Portfolio. Mr. Conger, Mr. Hamilton, Mr. Jacobson, Mr. Jain, Mr. McCollum and Mr. Mead each also provides oversight of the Specialist Managers providing day-to-day portfolio management for certain other pooled investment vehicles and separately managed accounts, but does not directly provide such day-to-day services to any other accounts or portfolios.

CONFLICTS OF INTEREST. While there are certain conflicts of interest inherent in directly managing one portfolio while providing oversight services to multiple other portfolios, as discussed above, HC Capital believes that the limited nature of the role of managing a Portfolio’s investments in ETFs, index futures and forwards, combined with the policies and procedures adopted by HC Capital, minimizes the potential impact of any such conflicts.

COMPENSATION. Mr. Conger, Mr. Hamilton, Mr. Jacobson, Mr. Jain, Mr. McCollum and Mr. Mead each receives a base salary and an annual bonus, which is at the discretion of the Adviser and is not directly linked to the performance of any one or more accounts.

Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Blair Boyer, Rebecca Irwin and Natasha Kuhlkin, CFA, are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison. Each portfolio manager also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE GROWTH EQUITY PORTFOLIO

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	20	$67.8 billion	6	$3.0 billion	4	$616 billion
Blair Boyer	15	$66.3 billion	6	$3.0 billion	31	$8.7 billion
Rebecca Irwin	15	$20.5 billion	6	$3.0 billion	11	$1.5 billion
Natasha Kuhlkin, CFA	16	$55.7 billion	10	$4.1 billion	18	$1.8 billion

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS*
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	1	$8.8 billion	0	$0	0	$0
Blair Boyer	1	$8.8 billion	0	$0	0	$0
Rebecca Irwin	0	$0	0	$0	0	$0
Natasha Kuhlkin, CFA	0	$0	0	$0	0	$0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Investments at different levels of an issuer’s capital structure:

To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•

Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

•

Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•

Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•

One-, three-, five- year and longer term pre-tax investment performance for groupings of accounts in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•

The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Qualitative factors such as teamwork and responsiveness;

•

Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•	Historical and long-term business potential of the product strategies.

Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) serves as a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Corporate Opportunities Portfolio, The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The Intermediate Term Municipal Bond Portfolio. Mellon is an indirect subsidiary of The Bank of New York Mellon Corporation. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Mellon. Mr. Thomas Durante, Ms. Marlene Walker Smith, Mr. David France, Mr. Todd Frysinger, Ms. Vlasta Sheremeta, Mr. Michael Stoll, Mr. Chris Yao, Mr. Adam Logan, Mr. Peter Goslin, Ms. Nancy Rogers, Mr. Paul Benson, Mr. Gregg Lee, Mr. Manuel Hayes and Ms. Stephanie Shu also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Daniel Marques, CFA is responsible for the day-to-day management of the Portfolio. He also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. The assets listed below are managed utilizing a team approach. Certain information about these responsibilities is set forth below.

VALUE EQUITY PORTFOLIO

GROWTH EQUITY PORTFOLIO

INSTITUTIONAL U.S. EQUITY PORTFOLIO

SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO

COMMODITY RETURNS STRATEGY PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

EMERGING MARKETS PORTFOLIO

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Peter Goslin	6	$1,433 million	2	$324 million	17	$1,525 million
Chris Yao	6	$1,433 million	2	$324 million	17	$1,525 million
Adam Logan	6	$1,433 million	2	$324 million	17	$1,525 million

OTHER ACCOUNTS MANAGED — TOTAL As of September 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Thomas Durante	113	$99,565 million	103	$95,007 million	59	$114,383 million
Marlene Walker Smith	113	$99,565 million	103	$95,007 million	59	$114,383 million
David France	113	$99,565 million	103	$95,007 million	59	$114,383 million
Todd Frysinger	113	$99,565 million	103	$95,007 million	59	$114,383 million
Vlasta Sheremeta	113	$99,565 million	103	$95,007 million	59	$114,383 million
Michael Stoll	113	$99,565 million	103	$95,007 million	59	$114,383 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE—As of June 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Peter Goslin	0	$0	0	$0	4	$641 million
Chris Yao	0	$0	0	$0	4	$641 million
Adam Logan	0	$0	0	$0	4	$641 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE—As of September 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Thomas Durante	0	$0	0	$0	0	$0
Marlene Walker Smith	0	$0	0	$0	0	$0
David France	0	$0	0	$0	0	$0
Todd Frysinger	0	$0	0	$0	0	$0
Vlasta Sheremeta	0	$0	0	$0	0	$0
Michael Stoll	0	$0	0	$0	0	$0

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE US GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

THE US MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

THE CORPORATE OPPORTUNITIES PORTFOLIO

THE INFLATION PROTECTED SECURITIES PORTFOLIO (Benson, Rogers and Shu only)

OTHER ACCOUNTS MANAGED — TOTAL As of June 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	2	$1,146 million	8	$4,038 million	15	$3,792 million
Nancy Rogers	15	$6,973 million	31	$14,304 million	24	$17,184 million
Gregg Lee	15	$6,973 million	31	$14,304 million	24	$17,184 million
Manuel Hayes	2	$1,146 million	8	$4,038 million	15	$3,792 million
Stephanie Shu	2	$1,146 million	8	$4,038 million	15	$3,792 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	0	$0	0	$0	1	$336 million
Nancy Rogers	0	$0	0	$0	1	$336 million
Gregg Lee	0	$0	0	$0	1	$336 million
Manuel Hayes	0	$0	0	$0	1	$336 million
Stephanie Shu	0	$0	0	$0	1	$336 million

OTHER ACCOUNTS MANAGED* — TOTAL As of June 30, 2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Daniel Marques	3	$1.3 billion	0	$0	249	$2.3 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST-Mellon.

It is the policy of Mellon Investments Corporation (the “Firm”) to make business decisions free from conflicting outside influences. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between the Firm and other BNYM companies.

The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

COMPENSATION-Mellon.

The firm’s rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

•	Base salary

•	Annual cash incentive

•	Long-Term Incentive Plan

•	Deferred cash for investment

•	BNY Mellon restricted stock units and/or

•	Mellon Investments Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Pacific Investment Management Company LLC (“PIMCO”) PIMCO serves as a Specialist Manager for The Institutional U.S. Equity Portfolio, The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. The address of PIMCO’s U.S. headquarters is at 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

Mohsen Fahmi is primarily responsible for the day-to-day management of the assets of the Portfolios. Mr. Fahmi also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL (As of June 30, 2020)

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

The table below represents the assets and accounts where Mohsen Fahmi serves as a primary portfolio manager. Mr. Fahmi has additional responsibilities in managing portfolios besides those where he serves as a primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mohsen Fahmi	12	$8.737 billion	5	$3.968 billion	20	$5.801 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mohsen Fahmi	0	$0	0	$0	0	$0

THE COMMODITY RETURNS STRATEGY PORTFOLIO

Nicholas Johnson is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Johnson also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

The table below represents the assets and accounts where Nicholas Johnson serves as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nicholas Johnson	3	$2.927 billion	11	$1.530 billion	10	$2.688 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nicholas Johnson	0	$0	0	$0	0	$0

THE CORE FIXED INCOME PORTFOLIO

Scott Mather is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Mather also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL (As of June 30, 2020)

THE CORE FIXED INCOME PORTFOLIO

The table below represents the assets and accounts where Scott Mather serves as a primary portfolio manager. Mr. Mather has additional responsibilities in managing portfolios besides those where he serves as a primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUM- BER	TOTAL ASSETS	NUM- BER	TOTAL ASSETS
Scott Mather	21	$103.916 billion	17	$11.496 billion	91	$25.521 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Scott Mather	0	$0	0	$0	0	$0

THE CORPORATE OPPORTUNITIES PORTFOLIO

Sonali Pier is primarily responsible for the day-to-day management of the assets of the Portfolio. Ms. Pier also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

The table below represents the assets and accounts where Sonali Pier serves as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sonali Pier	1	$4.421 billion	8	$1.349 billion	20	$4.582billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sonali Pier	0	$0	0	$0	0	$0

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

Mark Kiesel is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Kiesel also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL (As of June 30, 2020)

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

The table below represents the assets and accounts where Mark Kiesel serves as a primary portfolio manager. Mr. Kiesel has additional responsibilities in managing portfolios besides those where he serves as a primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mark Kiesel	6	$56.281 billion	42	$62.809 billion	105	$67.424 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mark Kiesel	0	$0	0	$0	0	$0

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

Daniel Hyman is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Hyman also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

The table below represents the assets and accounts where Daniel Hyman serves as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Daniel Hyman	5	$9.933 billion	7	$2.156 billion	25	$22.316 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Daniel Hyman	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

COMPENSATION.

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary— Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus—Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PORTFOLIO MANAGER OWNERSHIP: To the best of our knowledge, based on the information available for the time period ending June 30, 2019, the portfolio managers of the Commodity Returns Strategy Portfolio and the Institutional U.S. Equity Portfolio did not own any shares of those Portfolios.

Parametric Portfolio Associates LLC (“Parametric”.) Parametric serves as a Specialist Manager to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio (the “Portfolios”). Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of the Portfolios allocated to Parametric. Messrs. Henne, Talmo and Nelson are portfolio managers for the Liquidity Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Henne, Talmo and Nelson are portfolio managers for the Options Overlay Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Henne, Talmo and Nelson are portfolio managers for the Targeted Strategy with respect to the Portfolios and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Mr. Seto is the portfolio manager for the Tax-Managed Custom Core Strategy with respect to The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, and The Emerging Markets Portfolio. Mr. Seto also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

LIQUIDITY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL*

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Justin Henne, CFA	27	$497.62 million	0	$0	429	$53.62 billion
Clint Talmo, CFA	0	$0	0	$0	99	$5.29 billion
Jason Nelson, CFA	0	$0	0	$0	99	$5.29 billion

*	None of these accounts has an advisory fee based on performance.

Note: Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

OPTIONS OVERLAY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL (as of December 31, 2020)*

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Justin Henne, CFA	23	$628.01 million	0	$0	445	$76.13 billion	*
Clint Talmo, CFA	0	$0	0	$0	120	$6.55 billion
Jason Nelson, CFA	0	$0	0	$0	120	$6.55 billion

*	Includes 3 accounts with $678.5 million in total assets that have a performance based fee.

TARGETED STRATEGY:

OTHER ACCOUNTS MANAGED — TOTAL*

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Justin Henne, CFA	27	$497.62 million	0	$0	429	$53.62 billion
Clint Talmo, CFA	0	$0	0	$0	99	$5.29 billion
Jason Nelson, CFA	0	$0	0	$0	172	$5.29 billion

*	None of these accounts has an advisory fee based on performance

Note:

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

TAX-MANAGED CUSTOM CORE STRATEGY:

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Thomas Seto	40	$22.96 billion	10	$1.76 billion	44,077	$124.61 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Parametric has a fiduciary obligation to act, at all times, in the best interests of its clients and to make full and fair disclosure of all material facts, particularly where the firm’s interests may conflict with those of a client. Parametric and its employees must provide investment advice and services that are be reasonable, independent, and free of competing interests. Parametric actively monitors its business activities to identify potential and confirmed conflicts of interest; Parametric will implement policies and procedures to properly mitigate such conflicts and will disclose material conflicts to existing and prospective clients. Please see Parametric’s Form ADV Brochure for additional information on the firm’s conflicts of interest.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to:

•	Outside business activities

•	Related persons employed in the securities industry

•	Board membership

•	Any relationships with public companies

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a sub-advisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Employees must disclose all securities holdings to Compliance within 10 days of becoming an employee of Parametric and annually thereafter, or as requested by Compliance. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

COMPENSATION. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on Fund performance or the assets in the Fund, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of Fund shareholders without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of investment professionals at Parametric has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are paid on an annual cycle.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•

Employees are eligible for Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Profit Sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the Profit Sharing is 20% per year from the employee’s start date.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry. Parametric is committed to providing a work environment that is free of discrimination; this policy applies across all employment decisions, including decisions on compensation throughout the employee life cycle (hiring, annual reviews, promotions, job changes, etc.). In addition, Parametric proactively conducts an annual pay equity review, which examines all roles across Parametric with respect to both ethnicity and gender, to ensure that Parametric has pay equity for all individuals in similar roles and career levels, taking into account their skills, experience and performance.

RBC Global Asset Management (UK) Limited (“RBC GAM”). RBC GAM serves as Specialist Manager for The Emerging Markets Portfolio and The ESG Growth Portfolio. RBC GAM is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). Philippe Langham, ACA and Laurence Bensafi, CFA, are primarily responsible for the day-to-day management of the portion of the assets of The Emerging Markets Portfolio allocated to RBC GAM. Habib Subjally is primarily responsible for the day-to-day management of the portion of the assets of The ESG Growth Portfolio allocated to RBC GAM. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

THE EMERGING MARKETS PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL* as of 6/30/2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Philippe Langham	3	$1,597 million	9	$7,893 million	8	$1,380 million
Laurence Bensafi	1	$4 million	2	$857 million	0	$0

*	None of these accounts has an advisory fee based on performance.

THE ESG GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Habib Subjally	1	$113 million	4	$6,105 million	1	$607 million

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST.

A portfolio manager’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. RBC GAM has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and a code of ethics.

COMPENSATION.

RBC GAM’s compensation program for investment management personnel is comprised of three elements:

•	Base Salary

•	Annual Discretionary Bonus

•	Profit Sharing Plan (for senior investment staff only)

For junior members of the team (both portfolio managers and analysts) the compensation package comprises of Base Salary and Annual Discretionary Bonus only.

•

Annual Discretionary Bonus – All employees who are eligible for discretionary bonus are graded on a scale. This score is a combination of quantitative and qualitative assessments as appropriate. The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds. The qualitative component is based on RBC GAM’s review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.

•

Profit Sharing Plan (PSP) – Only senior investment staff may be eligible to participate in the PSP. The pool is calculated quarterly as a predetermined percentage of pre-tax earnings. PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.

•

Deferral- Consistent with best practices, a portion of the variable compensation (Annual Discretionary Bonus and PSP) for senior staff is subject to a 3-year mandatory deferral. Based on variable compensation thresholds, deferral rates of 25% to 40% apply. This deferral amount is payable at the end of three years, provided the employee remains in good standing with the company.

Vaughan Nelson Investment Management, L.P. — (“Vaughan Nelson”) serves as a Specialist Manager of The Commodity Returns Strategy Portfolio. Vaughan Nelson is an indirect wholly-owned subsidiary of Natixis Global Asset Management SA, a French investment banking/financial services firm, of which a minority share of ownership is publicly traded on the Euronext exchange in Paris. Vaughan Nelson is headquartered at 600 Travis Street, Suite 3800, Houston, Texas 77002. Founded in 1970, Vaughan Nelson has approximately $11.4 billion in assets under management as of June 30, 2020, in equity and fixed income strategies with its fixed income portfolio management team managing $3.1 billion in assets.

Listed below, as of June 30, 2020, are the portfolio managers responsible for making day-to-day investment decisions for The Commodity Returns Strategy Portfolio.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Steve Henriksen	0	$0	0	$0	109	$3,068 million
Charles Ellis	0	$0	0	$0	109	$3,068 million
Blanca Garza-Bianco	0	$0	0	$0	109	$3,068 million
Michael Hanna	0	$0	0	$0	109	$3,068 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Steve Henriksen	0	$0	0	$0	0	$0
Charles Ellis	0	$0	0	$0	0	$0
Blanca Garza-Bianco	0	$0	0	$0	0	$0
Michael Hanna	0	$0	0	$0	0	$0

CONFLICTS OF INTERESTS.

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of each of these conflicts.

COMPENSATION.

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

•	Performance of the strategy managed (both absolute and relative to peers)

•	Amount of revenue derived from the strategy managed

•	Contribution to the development and execution of the firm’s investment philosophy and process

•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Fund and any other accounts managed.

WCM Investment Management, LLC— (“WCM”) serves as Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. WCM is headquartered at 281 Brooks St, Laguna Beach, CA 92651. WCM is a registered investment adviser and had, as of September 30, 2020, approximately $66.739 billion, of which approximately $27.681 million represented assets of mutual funds.

Listed below, as of February 5, 2021, are the portfolio managers responsible for making day-to-day investment decisions for The International Equity Portfolio and The Institutional International Equity Portfolio.

OTHER ACCOUNTS MANAGED — TOTAL* as of 12/31/2020

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sanjay Ayer	28	$32,903.81 million	28	$10,290.80 million	536	$34,189.11 million
Greg Ise	7	$3,019.60 million	4	$519.79 million	1	$6.75 million

*	None of these accounts has an advisory fee based on performance

CONFLICTS OF INTERESTS.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not betreated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the WCM’s trade allocation policy.

COMPENSATION.

Compensation for WCM portfolio management personnel is determined by research team leaders in conjunction with WCM’s Leadership Team, and consists of 1) a salary with 2) a possible bonus, 3) a possible revenue-share, and 4) a possible equity component.

1.	Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm.

2.

The bonus component is discretionary, and is based on qualitative employee performance measures, such as our “return on time” evaluation, contribution to the portfolio team, management of their portfolios, and other responsibilities (e.g., personnel management) at the firm. Furthermore, the overall performance of WCM (e.g., total assets under management, company profitability) will also impact this compensation component.

3.	Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible.

4.	Finally, portfolio managers may also receive compensation in the form of offers of equity ownership and the consequent distributions therefrom.

Portfolio managers are also eligible to participate in the company’s “401(k)”

Wellington Management Company LLP — (“Wellington Management”) services as the Specialist Manager for The Institutional U.S. Equity Portfolio and The Commodity Returns Strategy Portfolio. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,121 billion in assets.

Listed below is the portfolio manager responsible for making day-to-day investment decisions for The Institutional U.S. Equity Portfolio.

Bradford D. Stoesser, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Institutional U.S. Equity Portfolio since February, 2020. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

Mr. Stoesser also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2020, is set forth below.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	7	$305.3 million	41	$611.7 million	63	$1,127 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	1	$6 million	5	$78.3 million	6	$206.6 million

Listed below are the portfolio managers responsible for making day-to-day investment decisions for The Commodity Returns Strategy Portfolio.

David A. Chang, CFA is primarily responsible for the day-to-day management of the assets of the Portfolio.

These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2019, is set forth below.

COMMODITY RETURNS STRATEGY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
David A. Chang, CFA	1	$45.0 million	18	$1,858 million	2	$67.3 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
David A. Chang, CFA	0	$0	3	$469.1 million	1	$68.0 million

CONFLICTS OF INTERESTS. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Managers make investment decisions for each account, including each Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Chang and Stoesser also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION. Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and HC Capital Trust on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information is as of June 30, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chang and Stoesser are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
The Commodity Returns Strategy Portfolio – Commodities	S&P GSCI Commodity Equal Sector Weighted Index
The Institutional U.S. Equity Portfolio	DJ US Select RESI Index

Western Asset Management Company. LLC (“WAMCO”) WAMCO serves as a Specialist Manager for The Corporate Opportunities Portfolio. S. Kenneth Leech, Harris Trifon and Greg Handler are responsible for making day-to-day investment decisions for the portion of the Portfolio allocated to WAMCO. Messrs. Leech, Trifon and Handler also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
S. Kenneth Leech	98	$169,070 million	226	$77,764 million	631	$221,655 million
Greg E. Handler	2	$3,599 million	11	$3,082 million	12	$500 million
Harris Trifon	2	$3,599 million	11	$3,082 million	12	$500 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
S. Kenneth Leech	0	$0	11	$2,176 million	22	$11,598 million
Greg E. Handler	0	$0	2	$114 million	2	$137 million
Harris Trifon	0	$0	2	$114 million	2	$137 million

CONFLICTS OF INTEREST. WAMCO has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCO’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

WAMCO may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

COMPENSATION. At WAMCO, one compensation methodology covers all products and functional areas, including portfolio managers. The Firm’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

XY Investments (HK) Ltd. (“XY Investments”) serves as a Specialist Manager of The Emerging Markets Portfolio. XY Investments is an indirect wholly-owned subsidiary of XY Investments LLC, a Shanghai, China based Asset Manager regulated by the Asset Management Association of China (AMAC). XY Investments is headquartered at 136 Des Voeux Road Central, 9/F, Suite 911, Central, Hong Kong. The firm is regulated by the Securities and Futures Commission of Hong Kong and the United States Securities and Exchange Commission. Founded in 2014, XY Investments has approximately US$330 million in assets under management as of June 30, 2020.

Listed below, as of June 30, 2020, are the portfolio managers responsible for making day-to-day investment decisions for The Emerging Markets Portfolio.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Cindy Zhou	0	$0	0	$0	0	$0
Tony Tang	0	$0	0	$0	0	$0

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Cindy Zhou	0	$0	19	$394 million	0	$0
Tony Tang	0	$0	19	$394 million	0	$0

CONFLICTS OF INTERESTS.

Conflicts of interest may arise in the allocation of investment opportunities among the Fund and other accounts. An account may potentially receive favorable treatment for a variety of reasons, including frequency of trading or accounts of affiliated companies. XY Investments has adopted policies and procedures to mitigate the effects of each of these conflicts.

COMPENSATION.

The compensation program is designed to align the interests of XY with the interests of clients by recruiting and retaining top candidates and performing employees and creating incentives to enhance long-term success.

Compensation of staff includes a fixed base salary, a variable bonus and contribution to the firm’s retirement plan via investments into XY-managed products.

All staff participate in the variable bonus and deferral plan component which is based upon a percentage of net profit. Each professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to, performance of the strategy managed, revenue derived, contribution to the development and execution of investment philosophy and process.

Compensation is ultimately determined by the Chief Executive Officer’s office in consultation with the Partners.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectus, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Corporate Opportunities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio and the Catholic SRI Growth Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. Income dividends on each of the Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code and intends to elect and qualify each year as a RIC. A Portfolio that qualifies as a RIC under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the Portfolio timely distributes to the Portfolio’s shareholders, provided that for each tax year, a Portfolio (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Portfolio’s investment company taxable income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) computed without regard to the dividends-paid deduction and 90% of its net tax-exempt income for such year (the “Distribution Requirement”). The first requirement for RIC qualification is that the Portfolio must receive at least 90% of the Portfolio’s gross income each year from “qualifying income” (the “90% Test”). Qualifying income includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships. Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Portfolio fails to satisfy the 90% Test or the Asset Test in any taxable year, the Portfolio may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Portfolio corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Portfolio may be required to dispose of certain assets. If these relief provisions were not available to a Portfolio and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. Under such circumstances, Portfolio distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and lower tax rates on qualified dividend income received by noncorporate shareholders, if certain requirements are met. To requalify for treatment as a RIC in a subsequent taxable year, the Portfolio would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Portfolio failed to qualify for tax treatment as a RIC. If a Portfolio fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Portfolio -level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Portfolio meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed (less any available capital loss carryovers). The Portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be required to increase their tax basis, for federal income tax purposes, in their shares in the Portfolio by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Tax Treatment of Distributions” below). A “qualified late year loss” includes: (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Portfolio intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to offset capital gains in future years. Net capital loss, the excess of the Portfolio’s net short-term capital losses over its net long-term capital gains, is treated as a short-term capital loss arising on the first day of such Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Such losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. Generally, the Portfolio may not carry forward any losses other than net capital losses. Under certain circumstances, the Portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Each Portfolio intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

TAX TREATMENT OF DISTRIBUTIONS. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits and a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

The Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Ordinary income dividends reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain provided certain holding period requirements are met. Qualified dividend income means dividends paid to a Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from U.S. corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Income derived by the Portfolio from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Under 2017 legislation commonly known as the TCJA “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

TAX TREATMENT OF DISTRIBUTIONS BY THE SHORT-TERM MUNICIPAL BOND PORTFOLIO, THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO, AND THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO – TAX-EXEMPT INTEREST. The Portfolios intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Portfolio’s taxable year at least 50% of the Portfolio’s total assets consists of municipal securities, which are exempt from federal income tax. Distributions from the Portfolios will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolios are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Portfolio of ordinary income and capital gains will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after Aug. 7, 1986 generally will constitute an item of tax preference includable in AMTI. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Portfolio distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Portfolio may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

TAX TREATMENT OF CERTAIN DEBT INSTRUMENTS. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by a portfolio may be included for tax purposes in the portfolio’s gross income, even though no cash attributable to such gross income has been received by the portfolio. In such event, the portfolio may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the portfolio may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the portfolio and additional capital gain distributions to portfolio shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a portfolio may cause amounts previously distributed in the taxable year as income to be characterized as a return of capital.

TAX MATTERS RELATING TO THE USE OF CERTAIN INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year.

In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Portfolio may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid portfolio-level tax.

TAX TREATMENT OF COMMODITY-LINKED STRUCTURED NOTES. The status of commodity-linked structured notes under tests to qualify as a RIC under the Code is not certain. As described above, in order to qualify for the special tax treatment accorded RICs and their shareholders, a Portfolio must satisfy the 90% Test and derive at least 90% of its income from qualifying income. The Commodity Returns Strategy Portfolio has received a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodity-linked notes in which the Portfolio invests constitute “qualifying income” under the Code. However, in September 2016, the IRS announced that it would no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke any rulings, like the Portfolio’s ruling, that required such a determination. The portion of the Portfolio’s ruling relating to its investment in commodity-linked notes was revoked by the IRS retroactively to the date of its issuance because the Portfolio did not invest in any commodity-linked notes in reliance on the ruling at the Portfolio level. If the commodity-linked instruments in which the Portfolio invests are not regarded as producing qualifying income, then the Portfolio would fail to qualify as a RIC. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the 90% Test, which, in general, are limited to those due to reasonable cause and not willful neglect.

TAX TREATMENT OF SHARES OF THE SUBSIDIARIES. Certain income from commodity-linked swaps and certain other commodity-linked derivatives does not constitute qualifying income for purposes of the 90% Test described above, meaning that the Portfolio may not receive more than 10% of its gross income from direct investments in such instruments. However, The Commodity Returns Strategy Portfolio has received a private letter ruling from the IRS confirming that income derived from the Portfolio’s investment in the Subsidiaries will constitute qualifying income to the Portfolio. If income derived from the Portfolio’s investment in its Subsidiaries were not considered to be qualifying income, the Portfolio would fail to qualify as a RIC.

The Subsidiaries will be treated as controlled foreign corporations (“CFCs”). The Commodity Returns Strategy Portfolio will be treated as a “U.S. Shareholder” of the Subsidiaries. As a result, the Portfolio will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiaries’ “Subpart F income,” whether or not such income is distributed by the Subsidiaries to the Portfolio. Recently released Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the 90% Test, even if a foreign corporation, such as a the Subsidiaries, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Portfolio to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. It is expected that all of the Subsidiaries’ income will be “Subpart F income.” The Portfolio’s recognition of the Subsidiaries’ “Subpart F income” will increase such Portfolio’s tax basis in its Subsidiaries. Distributions by the Subsidiaries to the Portfolio will be tax-free, to the extent of its previously undistributed “Subpart F income,” and will correspondingly reduce the Portfolio’s tax basis in its Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income, and will not be qualified dividend income eligible for taxation at long-term capital gain rates. If a net loss is realized by the Subsidiaries, such loss is not generally available to offset the income earned by the Portfolio.

In addition, to qualify for the special tax treatment accorded RICs and their shareholders, a Portfolio must satisfy several diversification requirements, including the Asset Test, described above. In order to satisfy the Asset Test, The Commodity Returns Strategy Portfolio may not invest more than 25% of the value of its assets in the Subsidiaries. Absent this requirement, the Portfolio would be permitted to invest more than 25% of the value of its assets in the Subsidiary.

On the basis of current law and practice, the Subsidiaries will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiaries to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiaries’ investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiaries will not be treated as conducting a U.S. trade or business. Thus, the Subsidiaries should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiaries may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiaries, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiaries will be subject to material amounts of U.S. withholding tax on its portfolio investments. Each Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements and to qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. An equity U.S. REIT, and in turn a Portfolio, may distribute excess cash to shareholders in the form of a return of capital distribution. Any return of capital will reduce a shareholder’s tax basis in portfolio shares and, to the extent such basis is exceeded, will generally give rise to capital gains. If a U.S. REIT fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate and the dividends would be taxable to shareholders, like the Portfolio, as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

An investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes (which may be reduced or eliminated under certain tax treaties), transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.

The Institutional U.S. Equity Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as The Institutional U.S. Equity Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Specialist Manager does not intend to invest a substantial portion of The Institutional U.S. Equity Portfolio’s assets in REITs which generate excess inclusion income.

Typically, shareholders in the Portfolio will receive a statement that shows the tax status of distributions you received the previous year. The Portfolio may at times find it necessary to reclassify income after it issues shareholder’s tax information reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Trust from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Portfolio has received on its investments, particularly in REITs, during the prior calendar year. Prior to issuing statements, the Trust makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. The Portfolio may obtain an extension of time, of up to one month, to send shareholders in the Portfolio shareholder’s original tax information reporting statement in order to ascertain that the tax status of distributions received are correctly categorized; or the Portfolio will send affected shareholders corrected tax information reporting statement to reflect reclassified information after the Portfolio’s fiscal year end.

SALES OF SHARES. Upon the disposition of shares of a Portfolio (whether by redemption or sale), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Portfolio shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Portfolio will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Portfolio shares purchased after January 1, 2012 unless you instruct the Portfolio in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (“FIFO”), Last In, First Out (“LIFO”), Specific Lot Identification (“SLID”) or High Cost, First Out (“HIFO”)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Portfolio will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all Portfolio positions for all of your accounts, as well as to all future Portfolio added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012 are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (“JWROS”), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedent’s portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

The Portfolios are also required to report gains and losses to the IRS in connection with the redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Portfolio that it is a C corporation in its account application or by written instruction, the Portfolio will treat the shareholder as an S corporation and file a Form 1099-B.

FOREIGN SHAREHOLDERS. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for: (a) capital gain dividends reported by the Portfolio to shareholders as such and paid by the Portfolio from its net long-term capital gains, other than long-term capital gains realized on the disposition of U.S. real property interest as discussed below (unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year), (b) short-term capital gain dividends reported by the Portfolio to shareholders as such and paid by the Portfolio from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interest, and (c) interest-related dividends reported by the Portfolio to shareholders as such and paid from its qualified net interest income from U.S. sources.

However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. The Institutional U.S. Equity Portfolio may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Portfolio’s non-U.S. shareholders and may require the non-U.S. shareholder to file a U.S. tax return. Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in USRPI, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end, series, management investment company. The Trust currently offers shares of nineteen investment portfolios, each with a different objective and differing investment policies. Each Portfolio is diversified, as that term is defined in the Investment Company Act. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectus, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its Portfolios. HC Strategic Shares and HC Advisors Shares have identical rights and preferences. The differences between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts, and the HC Advisors Shares have service fees not applicable to the HC Strategic Shares.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. As noted elsewhere in this SAI, however, the Trust has received an exemptive order from the SEC that allows it, under certain circumstances, to enter into investment advisory agreements with Specialist Managers without submitting such agreements to shareholders for approval. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of October 1, 2020. Persons who owned of record or beneficially more than 25% of a Portfolio’s outstanding shares may be deemed to control the Portfolio within the meaning of the 1940 Act. The nature of ownership for each position listed is “Record” unless otherwise indicated. Hirtle Callaghan & Co., LLC (of which the Adviser is a division) may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan & Co., LLC disclaims beneficial ownership.

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE VALUE EQUITY PORTFOLIO NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	14,780,377.442	59.41%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	2.204,375.379	8.86%

KEYBANK NA P O BOX 94871 CLEVELAND OH 441014871	2.141,124.763	8.61%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE c/o MELLON BANK OAKS PA 19456	1,634,470.074	6.57%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	1,835,903.330	7.38%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,498,875.460	6.03%

THE GROWTH EQUITY PORTFOLIO NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	16,105,507.978	57.14%

SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	3,422,599.726	12.14%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	2,773,161.340	9.84%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	2,637,258.602	9.36%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,571,640.973	5.58%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE INSTITUTIONAL U.S. EQUITY PORTFOLIO MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	68,171,594.641	47.10%

NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	11,107,620.347	7.67%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	36,737,117.269	25.38%

SEI PRIVATE TRUST CO C/O MELLON BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456	10,125,908.520	7.00%

THE SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	1,257,423.408	44.97%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	693,163.569	24.79%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	434,948.108	15.56%

KEYBANK NA P O BOX 94871 CLEVELAND PH 44101-4871	154,356.286	5.52%

THE COMMODITY RETURNS STRATEGY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	829,739.825	49.37%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
MAC CO MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	387,076.227	23.03%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	249,737.725	14.86%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	93,336.774	5.55%

THE ESG GROWTH PORTFOLIO MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	11,365,285.640	92.20%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	814,790.653	6.61%

THE CATHOLIC SRI GROWTH PORTFOLIO MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 152358	2,656,210.075	59.70%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	1,567,762.799	35.24%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	225,335.926	5.06%

THE INTERNATIONAL EQUITY PORTFOLIO NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	32,892,866.039	55.54%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	8,714,428.702	14.71%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	6,165,835.855	10.41%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	5,616,926.810	9.48%

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	60,883,102.897	47.56%

NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	16,065,798.697	12.55%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	26,534,966.684	20.73%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	8,654,504.770	6.76%

THE EMERGING MARKETS PORTFOLIO NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	15,629,942.418	31.93%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-10101 PITTSBURGH PA 15258	19,193,428.426	39.20%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	4,212,565.855	8.60%

NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	3,483,255.522	7.11%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,594,536.689	5.30%

THE CORE FIXED INCOME PORTFOLIO NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	4,892,072.158	74.34%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	539,353.034	8.20%

STATE STREET BANK AND TRUST COMPANY 1 LINCOLN STREET BOSTON MA 02111	517,054.828	7.86%

ASCENSUS TRUST COMPANY P O BOX 10758 FARGO ND 58106	379,246.327	5.76%

THE CORPORATE OPPORTUNITIES PORTFOLIO NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	16,468,787.199	32.51%

MAC CO ATTN MUTUAL FUND OS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	17,750,026.105	35.04%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	4,619,861.704	9.12%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE NEW HILLMAN COMPANY C/O AMALGAMATED BANK 275 7TH AVE NEW YORK NY 10001	3,555,924.387	7.02%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	4,000,072.599	7.90%

THE INFLATION PROTECTED SECURITIES PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 152-1010 PITTSBURGH PA 15258	18,826,908.725	54.38%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8,627,840.845	24.92%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	2,558,721.574	7.39%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,112,038.423	6.10%

NORTHERN TRUST AS CUSTODIAN 801 S CANAL PO BOX 92956 CHICAGO IL 60675	1,781,528.237	5.15%

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,763,551.666	22.32%

MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	12,090,823.726	39.89%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,405,693.374	7.94%

NORTHERN TRUST AS CUSTODIAN 801 S CANAL PO BOX 92956 CHICAGO IL 60675	2,879,929.581	9.50%

THE NEW HILLMAN COMPANY C/O AMALGAMATED BANK 275 7TH AVE NEW YORK NY 10001	3,480,252.754	11.48%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,550,194.669	5.11%

THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	12,721,651.784	43.30%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,097,061.964	20.75%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,274,377.350	7.74%

NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	3,204,699.315	10.91%

THE NEW HILLMAN COMPANY C/O AMALGAMATED BANK 275 7TH AVE NEW YORK NY 10001	2,590,832.275	8.82%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,573,483.381	5.36%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO
MAC CO MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	10,654,354.339	42.71%

THE NEW HILLMAN COMPANY C/O AMALGAMATED BANK 275 7TH AVE NEW YORK NY 10001	1,581,892.000	6.34%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5,614,261.153	22.50%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,144,339.845	8.60%

NORTHERN TRUST AS CUSTODIAN 801 S CANAL PO BOX 92956 CHICAGO IL 60675	2,552,340.262	10.23%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,496,712.623	6.00%

THE SHORT-TERM MUNICIPAL BOND PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8,247,540.549	56.12%

SAXON CO P O BOX 94597 CLEVELAND OH 44101	1,062,816.467	7.23%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	1,576,149.759	10.73%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,560,480.547	24.23%

Portfolio/Shareholder	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	32,388,305.189	83.21%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,800,874.060	7.20%

CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,427,547.455	6.24%

THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,635,415.562	83.70%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	672,981.824	8.49%

POTENTIAL CONFLICTS OF INTEREST. The Trust, the Adviser and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager.

It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.

Agincourt Capital Management, LLC (“Agincourt”)

Agincourt Capital Management is focused on managing fixed income assets and rarely has the occasion to vote proxies. It is Agincourt’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them if a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary. If a proxy that is to be voted by Agincourt is received, it is logged and the materials are then distributed to Agincourt’s Management Team for the specific vote. Upon receipt of their decisions, Agincourt’s Chief Compliance Officer will log the rationales, and vote the proxy as per the decisions, in accordance with the Firm’s Policy and Procedures.

Breckinridge Capital Advisors, Inc. (“Breckinridge”)

Proxy ballots are not typically issued for bonds. Therefore, Breckinridge anticipates minimal to no proxy voting activity in client accounts. Nonetheless, Breckinridge has adopted written proxy voting policy and procedures that dictate the manner in which the firm processes and votes proxy ballots received on behalf of client accounts. For those clients who have delegated proxy voting authority to Breckinridge, the firm seeks to vote proxies in a manner that it determines, in good faith, to be in the client’s best interest. This determination will include a decision to take no action with respect to any proxy ballot. Breckinridge will consider only those proxies issued by the bonds purchased by Breckinridge in the course of managing the clients’ assets. In its discretion, Breckinridge may choose to not vote. Proxies solicited by securities that were transferred into the portfolio for funding or contributions or temporary investment vehicles will not be acted upon by Breckinridge.

Breckinridge is an investment management firm with no affiliates or subsidiaries, or other lines of business outside of investment management. As such, Breckinridge does not expect there to be many material conflicts of interests with regards to our proxy voting activities. Nevertheless, if we determine that Breckinridge is facing a conflict of interest in voting a proxy, Breckinridge will review the conflict to determine materiality and if appropriate, engage a competent third party, at our expense, who will determine the vote that they believe will be in the best interest of the stakeholders. As an added protection, the third party’s decision is binding.

Breckinridge will furnish a copy of its proxy voting policy to each client upon requests. Clients also can request a copy of their proxy voting records by contacting Breckinridge’s Compliance Department.

City of London Investment Management Company Limited (“CLIM”)

CLIM has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CLIM’s authority to vote the proxies of its clients, including clients subject to ERISA, is established by advisory contracts or comparable documents.

As a significant long-term investor in closed-end funds, CLIM seeks to promote growth in the industry by encouraging closed-end funds to make their products more attractive to investors. Good corporate governance is a vital element of CLIM’s process. CLIM’s approach to corporate governance is a collective process involving the investment management teams located in each of the firm’s five offices. CLIM reviews each proxy and generally votes consistent with the firm’s written Statement on Corporate Governance and Proxy Voting Policy for Closed-End Funds. All proxy votes are ultimately cast on a case-by-case basis.

CLIM values the right to vote but may abstain as a result of a conscious decision. However, CLIM cannot vote in instances where proxy materials are not received on a timely basis from a client-appointed custodian or due to administrative matters beyond CLIM’s control.

CLIM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of clients on the one hand and CLIM’s interests (including those of our directors, employees and other similar persons) on the other hand (a “potential conflict”). CLIM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy does not indicate that a potential conflict exists with respect to any other proposal in such proxy. If CLIM determines that a potential conflict may exist, it will promptly report the matter to the Compliance Department. The Compliance Department will determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have a potential conflict).

Unless otherwise established with a client in writing, CLIM is responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct CLIM in writing to vote proxies in a manner that is different from the guidelines set forth in CLIM’s Proxy Voting Policies and Procedures. CLIM will follow such written direction for proxy votes only after receipt of such written direction.

Clients may obtain a copy of CLIM’s proxy voting policy and/or proxy voting record upon request from their usual contact at the Firm or upon request at info@citlon.co.uk or client.servicing@citlon.com.

Echo Street Capital Management LLC (“Echo Street”)

Echo Street has proxy voting policies and procedures that are designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of clients and to help ensure that such decisions are made in accordance with Echo Street’s fiduciary obligation to act in the best interests of its clients. Echo Street will generally vote with management’s recommendations; however, Echo Street may choose to vote against management at any time. Echo Street has entered into an agreement with an independent third party (the “Proxy Voting Service”) to provide the Adviser with its research on proxies and to facilitate the electronic voting of proxies. Echo Street has instructed the Proxy Voting Service to execute all proxies in accordance with Echo Street’s above-referenced proxy voting policies, and Echo Street retains the ability to vote against management at any time.

Echo Street’s clients and investors are not permitted to direct their votes in a particular proxy solicitation.

If a material conflict of interest between Echo Street and a client exists, Echo Street will advise the client of the existence of such conflict and determine whether voting in accordance with the guidelines set forth in the proxy voting policies and procedures is in the best interests of the client or whether some other appropriate action should be taken.

Echo Street’s proxy voting policies and procedures are available to any client, prospective client, and investor upon request sent to information@echocap.com.

Fort Washington Investment Advisors, Inc. (“Fort Washington”)

Fort Washington’s policy is to vote proxies in the best interests of the Portfolio at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Portfolio in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained Institutional Shareholder Services (“ISS”) to assist it in the proxy voting process and will use ISS’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Portfolio. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Portfolio (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•

If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third party to determine how the proxy should be voted;

•

Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

Frontier Capital Management Company, LLC (“Frontier”)

Proxy Voting Statement and Guidelines (dated December 2019)

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsibility:

•	Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);

•	Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;

•

Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and

•	Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.

Determination and Execution of Discretionary Authority

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority. Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian.

Proxy Voting Process

Absent specific Client instructions, Frontier generally votes Client proxies according to recommendations made by the proxy vendor. Proxies ballots received from the proxy vendor, together with the voting recommendation from the proxy vendor, are sent by Operations to an investment professional for deliberation. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and Frontier are not conflicted in making the chosen voting decision.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest. Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the CCO will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had a material conflict of interest.

Proxy Vendor Oversight

Changes to Proxy Vendor Proxy Voting Policies and Guidelines

The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.

New Account Setup

As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.

Account Reconciliations

On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.

Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;

•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology;

•

The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;

•	The adequacy of the proxy vendor’s disclosures regarding its methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third party information;

•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest; and

•	The proxy vendor’s policies and procedures for implementing an investment adviser’s proxy voting instructions, if any.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

•	the name of the issuer of the portfolio security

•	the ticker symbol of the security

•	the CUSIP of the security

•	the shareholder meeting date

•	a description of the matter voted on

•	whether the matter was proposed by the issuer or by a security holder

•	whether the account voted on the matter

•	how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

•	whether the vote that was cast was for or against management’s recommendation

Jennison Associates LLC (“Jennison”)

Jennison Associates LLC Proxy Voting Policy and Procedures (Revised May 31, 2020))

I. Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act. In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II. Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline authorized by that Investment Professional.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.

•	Jennison or its affiliates have a material business relationship with the issuer.

•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.

•	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III. Internal Controls

Supervisory Notification

The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.

•	Review quarterly voting metrics and analysis published by the Proxy Team.

•

Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review.

•	Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.

IV. Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V. Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Mellon Investments Corporation (“Mellon”)

Mellon Investments Corporation (“Mellon”) has a fiduciary responsibility to our clients. We seek to make proxy-voting decisions that are in the best long-term economic interest of our clients as shareholders. We understand that we owe each of our clients a duty of care and loyalty with respect to voting proxies. Our approach to proxy voting is with the same analysis and engagement that we apply to all of our investment activities. Our belief is that a company’s environmental, social and governance (ESG) practices have a long-term effect on a company’s economic value, and therefore we consider these factors when voting proxies. Therefore, we have created Proxy Voting Guidelines and a Proxy Voting and Governance Committee (the “Committee”) that includes senior investment professionals.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

Pacific Investment Management Company LLC (“PIMCO”)

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

[1]

Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[2]

The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[3]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

Parametric Portfolio Associates LLC (“Parametric”)

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf of a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines. The Proxy Voting Guidelines are set and annually reviewed by the firm’s Proxy Voting Committee (the “Committee”). Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third party proxy adviser to administer and vote proxies, it will evaluate its conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Associate Investment Strategist (the “Coordinator”) is responsible for the day-to-day administration of the firm’s proxy voting practices. One or more Investment Strategy personnel are responsible for ensuring proxy ballots are received and voted in accordance with the firm’s Proxy Voting Guidelines (the “Guidelines”). The Director of Responsible Investing (the “Director”) is responsible for providing guidance with regard to the Proxy Voting Guidelines. The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisers engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines. The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

New Accounts

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Parametric is generally delegated the responsibility to vote proxies on behalf of clients. (This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

•	When a new client account is established, Parametric will instruct the client’s custodian to forward all proxy materials to Institutional Shareholder Services (ISS).

•

On a weekly basis, the Coordinator performs a reconciliation of all new accounts to ensure that ISS is receiving the proxy ballots for all client accounts over which Parametric has voting authority. The Coordinator will work with a designated person in CRG with any discrepancies to Parametric’s proxy voting responsibilities are carried out.

Proxy Voting Administration

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Parametric’s proxy voting is oversighted on a daily basis by the Coordinator, who is a member of Parametric’s Investment Strategy. The Coordinator is responsible for ensuring proxies are voted in accordance with Parametric’s Proxy Voting Guidelines.

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The Director will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinator with regard to the Proxy Voting Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

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Parametric utilizes the ISS ProxyExchange platform to manage, track, reconcile and report proxy voting. Parametric relies on this application to ensure that all proxies are received and voted in timely manner.

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In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinator will consult with the Director to confirm that the Proxy Voting Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

•

The Coordinator may abstain from voting a proxy on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions).

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In the rare occasions that accounts that do not hold public equities receive ballots, the Operations Team is responsible for monitoring those ballots. The Operations Team may work with the Coordinator or the Portfolio Management team to vote the ballots in the best interest of their holders.

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The Coordinator also conducts periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with firm policy to ensure that appropriate action was taken and documented. As needed the Coordinator will work with a designated person in CRG that handles proxy voting to reconcile any discrepancies in client accounts.

Proxy Voting Committee

•	Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices.

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On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

Proxy Adviser Due Diligence

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In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy adviser, Parametric will exercise due diligence to ensure that it can provide objective research and recommendations. This evaluation will consider the proxy adviser’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts.

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On an annual basis, Parametric will monitor the performance of the proxy adviser and assess if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

Conflicts of interest

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The Compliance Department will identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote a proxy ballot in the best interest of clients. Compliance will maintain a List of Potentially Conflicted Companies and provide it to Investment Strategy whenever it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.

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All proxies are voted by Parametric in accordance with the firm’s Proxy Voting Guidelines. If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Guidelines, the Coordinator will forward the issue to the Director to confirm that the Guidelines do not address the proposal. If confirmed, the Director will escalate the proposal to the Committee.

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If the Committee determines a material conflict exists and a proposal is not addressed by the Guidelines, it will make a good faith determination as how to vote the proxy (which may include voting abstain on the proposal not covered by the Proxy Voting Guidelines). The Committee will provide appropriate instructions to the Coordinator.

Proxy Voting Disclosure Responsibilities

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As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.

Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees and included in the funds’ annual registration statements.

Solicitations and Information Requests

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Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.

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Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.

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Parametric will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. Parametric may in any event disclose its general voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Recordkeeping

Parametric will maintain, in an easily accessible place for a period of seven years, all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

RBC Global Asset Management (UK) Limited (“RBC GAM”)

RBC GAM has adopted the Royal Bank of Canada Global Asset Management group (the “RBC GAM group”) Proxy Voting Policy and Guidelines and the related procedures which apply to all funds and client accounts over which the RBC GAM group entities have been delegated the authority to vote proxies.

The Proxy Voting Guidelines are comprehensive and set out detailed guidelines on areas that include (i) structure and independence of the board of directors; (ii) management and director compensation; (ii) takeover protection; (iii) shareholder rights and (iv) environmental and social shareholder proposals. The Proxy Voting Guidelines are reviewed and updated on an annual basis as corporate governance best practice evolves. The Proxy Voting Guidelines are applied in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, the RBC GAM group utilizes the local proxy voting guidelines of a research provider, Institutional Shareholder Services (“ISS”). It should be noted that the Proxy Voting Guidelines may not specifically address each voting issue that may be encountered. In these cases, the RBC GAM group will generally follow the research provider’s local proxy voting guidelines, after reviewing and agreeing with their implementation. In all cases, the RBC GAM group reviews each meeting and proposal. The RBC GAM group has the ability to override the recommended votes of the aforementioned research provider.

A Proxy Voting Committee has been formed and is responsible for: (i) instances where it is in the best interests of a client to deviate from the Proxy Voting Guidelines based on the unique circumstances of a certain ballot item; (ii) where the proxy voting may give rise to an actual or perceived conflict of interest; or (iii) unusual circumstances regarding corporate action items. Proxy voting decisions are made by the Proxy Voting Committee based on a review of the voting matter with the portfolio managers and if the Chief Investment Officer deems necessary with the Chief Executive Officer and/or the Board of Directors of the relevant RBC GAM Group entity. If any member of the Proxy Voting Committee is aware of a conflict of interest related to himself or herself and the exercise of the proxy voting rights, that member will excuse themselves from any discussions or decision making process concerning that proxy voting matter.

Institutional Shareholder Service (“ISS”) provides proxy voting administration services. ISS makes a recommendation as to how each ballot item should be voted in accordance with the Proxy Voting Guidelines. Each recommendation is reviewed by the RBC GAM Group’s Corporate Governance & Responsible Investment team prior to the vote being submitted with input from the applicable investment team(s), as required.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline, reviewed annually, is the work product of Vaughan Nelson’s Investment Team and it considers the nature of its business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm Institutional Shareholder Services (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances, the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson uses ISS in a limited capacity to collect proxy ballots for clients, provide a platform in which to indicate our vote, provide company research as a point of information and assist our firm in generating proxy voting reports.

Vaughan Nelson, in executing its duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, and the types of securities managed. Notwithstanding, if a conflict of interest arises, we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part or casting the vote as indicated by the independent third-party research firm, ISS. If a conflict involves ISS, Vaughan Nelson will take that into consideration when evaluating a proxy item that is not addressed in the firm’s recurring Proxy Voting Guideline.

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company, is restricted from voting the shares it has invested in banking entities on the fund’s behalf in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding share class of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct ISS, an independent third party, to vote the proxies in line with ISS’s recommendation.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Small Combined Holdings / Unsupervised Securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan (voting rights have been passed to the borrower) or 6) securities held on record date but not held on meeting date.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

WCM Investment Management, LLC (“WCM”)

Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts.

Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the Plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting Rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.

1.	Role of the Independent Proxy Adviser

WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – The Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.

2.	Role of the Portfolio Associate.

The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:

a.	Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

b.

Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.

c.	Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;

d.	Reports proxy voting record to Client, as requested.

3.	Role of the Proxy Admin.

The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:

a.	Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/ProxyEdge;

b.	Executes votes based on the recommendation of the Proxy Adviser or ISG;

c.	Ensures all votes are cast in a timely manner.

4.	Role of the ISG and Analysts

With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:

a.	Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;

b.	Reviews the ballot voting recommendations of the Proxy Adviser;

c.	Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.

If the ISG:

a.	Agrees with the voting recommendation of the Proxy Adviser, no further action is required;

b.	Disagrees with the voting recommendation of the Proxy Adviser, they will:

1)	Deal with conflicts of interest, as described below;

2)	Provide updated voting instructions to the Proxy Admin;

3)	Document the rationale for the decision, which is provided to Compliance.

5.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;

b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

6.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’ recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.

The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

1)

Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

2)

Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.

b.

If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:

1)

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

2)

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3)

Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

1)

Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2)	Use the Proxy Adviser’ Recommendation – Vote in accordance with the Proxy Adviser’ recommendation.

d.

For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’ recommendation, the ISG will maintain documentation to support their decision.

7.	Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either

a.	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

b.	if practical, seek a waiver from the Client of the conflict; or

c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

8.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;

b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

c.	a record of each proxy vote cast on behalf of its Clients;

d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.- based issuers).

9.	Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub- adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

10.	Oversight of the Proxy Adviser

Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser at least annually. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:

•	Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;

•	Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;

•	Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and

•	Identify, resolve and disclose actual and potential conflicts of interest associated with its recommendations;

Additionally, WCM will review the Proxy Adviser’ proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’ schedule.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)

Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Western Asset Management Company, LLC (“WAMCO”)

As WAMCO is a fixed-income only manager, the occasion to vote proxies is very rare. In the unlikely event a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary, it is WAMCO’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them.

All WAMCO-voted proxies are logged when received, and the materials are then distributed to an appropriate portfolio manager or analyst who makes recommendations for the specific vote. Upon receipt of these recommendations, a member of WAMCO’s compliance team will log the rationales, and vote the proxy as per the recommendations, in accordance with the Firm’s Proxy Policy and Procedures.

XY Investments LLC (“XY Investments”)

Given that XY Investments will primarily invest using swaps, the opportunity to vote proxy is limited. However, in cases where voting is available, it is XY Investments’ policy is to vote in the best interest of the Portfolio at all times. The firm has procedures that are designed to ensure that proxies are voted in the best interests of the Portfolio per its fiduciary duties and SEC regulations. Proxy votes will generally be cast in support of management on routine matters and proposals that are in the interest of all shareholders or increases shareholder rights and value.

All proxies received by XY Investments are logged and distributed to the investment team for recommendations. Upon receipt of these recommendations, the firm’s compliance team will document the recommendations and vote the proxy according to the recommendations and in accordance with the Proxy Voting Policy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Effective December 15, 2020, Grant Thornton LLP (“Grant Thornton”) serves as the Trust’s independent registered public accounting firm. Grant Thornton’s address is Two Commerce Square, 2001 Market Street, suite 700, Philadelphia, PA 19103. Prior to December 15, 2020, PricewaterhouseCoopers LLP served as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2020 have been audited by PwC. Such financial statements and accompanying report are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

RATINGS APPENDIX

RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.	Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.	Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:

SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:

MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

RATINGS FOR COMMERCIAL PAPER

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:

Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The following summarizes the ratings used by Fitch for commercial paper:

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”).

AAA — Highest credit quality. ‘AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B -Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C- High short-term default risk. Default is a real possibility.

R-D Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.